--------------------------------------------------------------------------------
Letter to Shareholders

--------------------------------------------------------------------------------

Dear Shareholders:

     We are pleased to have the opportunity to review the performance and activity of the Goldman Sachs Fixed Income Portfolios for the 12-month period ended October 31, 1995. To help put the portfolios' performance in perspective, we are also providing a brief overview of the U.S. economy and bond market during the period.

Bonds Rallied Strongly as Rates Fell

     The U.S. bond market began the period under review (November 1, 1994 through October 31, 1995) still feeling the impact of rising rates. By year-end 1994, however, the bond market showed signs of strength and gained further momentum in 1995, primarily due to the slowing economy and subdued inflation. For the 12 months ended October 31, bonds enjoyed one of their best years ever, with the 30-year Treasury recording a total return of approximately 29%, competitive with the soaring stock market.

The Economy Started Strong, Slowed in Spring, Then Recovered

     The 12-month period began with the economy exhibiting robust growth and a wide range of indicators pointing to continued acceleration. The 1994 fourth-quarter real Gross Domestic Product (GDP) grew 5.1%, with employment, real disposable income, consumer spending and sales of new and existing homes all displaying impressive strength.

     While 1995 began with real GDP increasing by 2.7% during the first quarter, the pace of growth had clearly moderated. That trend became more pronounced as a host of weak or declining indicators during the spring revealed that the economy abruptly slowed during the second quarter of 1995. Significantly, the growth of second-quarter real GDP was an anemic 1.3%.

     By August, the economy appeared to revive. Employment, housing, construction spending and several other indicators showed signs of improvement that persisted into the fall. The flow of positive economic data appeared to indicate that the prior slowdown was largely due to a short-term inventory correction.

     Third-quarter GDP growth was reported at an unexpectedly high 4.2%, which many interpreted as a result of one-time events. By the end of October, however, key economic reports were sending mixed signals regarding the health of the economy once again. Firmness in interest-rate-sensitive areas such as housing, motor vehicle sales and durable goods orders suggested steady growth, but retail sales and industrial output indicators were weak. Though the condition of the economy appeared uncertain, most observers agreed that inflation remained contained, with the Producer Price Index (PPI) and Consumer Price Index (CPI) up 2.6% and 2.8%, respectively, for the 12-month period ended October 31, 1995.

Fed Raised Rates Twice During the Period, Then Cut as Inflation Fears Eased

     The U.S. Federal Reserve Board raised the federal funds rate (the rates banks charge one another for overnight borrowing) by 75 basis points in November 1994 and by 50 basis points in February 1995. Including those two hikes, the Fed raised rates a total of seven times in its tightening cycle (from February 1994 through February 1995) by a total of 300 basis points to 6.00%.

     The Fed remained neutral until early July 1995, when receding inflationary pressures and a weakening economy prompted it to cut the federal funds rate 25 basis points to 5.75%.

-------------------------------------------------------------------------------------
Table of Contents
Market Overview                              1     GS Core Fixed Income Fund       21
GS Adjustable Rate Government Agency Fund    3     Financial Statements            28
GS Short-Term Government Agency Fund         9     Notes to Financial Statements   32
GS Short Duration Tax-Free Fund             15     Financial Highlights            39
-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Letter to Shareholders   (continued)

--------------------------------------------------------------------------------

     During the period under review, the yield curve flattened dramatically. The yield on six-month Treasury bills declined only slightly, from 5.66% on October 31, 1994, to 5.55% on October 31, 1995. However, for the same time period the yield on the 30-year U.S. Treasury bond fell more dramatically, from 7.97% a year ago to 6.33%.

Historical Treasury Yield Curve

                             [CHART APPEARS HERE]

                                   10/31/94        10/31/95
                3-Month            5.14%           5.49%
                6-Month            5.66%           5.55%
                1                  6.14%           5.55%
                2                  6.82%           5.61%
                3                  7.05%           5.68%
                5                  7.48%           5.81%
                10                 7.81%           6.02%
                30                 7.97%           6.33%

Source:  Bloomberg, L.P.

The yield curve flattened considerably as the yields on longer-term Treasuries fell more than the yields on shorter-term Treasuries, which shifted the curve downward at the longer end. The yield difference between two-year Treasury notes and 30-year Treasury bonds narrowed significantly.

Economic Outlook: Signals Mixed as Economy Moderates and Budget Debate Continues

     While the economy continues to show relative strength in some sectors such as housing, durable goods orders and employment, and the stock market remains strong, evidence of weakness has begun to emerge. Most notably, retail sales declined amid increasing levels of consumer debt, and industrial production was basically flat in October. With inflation under control, many expect the Fed to ease rates again in December if further weakening occurs. The favorable resolution of the federal budget debate, anticipated by year-end, is also a key factor in influencing further rate cuts. Near term, a healthy bond market is likely to persist. Longer term, economic growth is generally expected to pick up gradually by mid-1996.

     We thank you for making the Goldman Sachs Fixed Income Portfolios part of your investment program and we look forward to continuing to serve your investment needs.

Sincerely,


/s/ David B. Ford
David B. Ford
Chief Executive Officer


/s/ Sharmin Mossavar-Rahmani
Sharmin Mossavar-Rahmani
Chief Investment Officer - Fixed Income Investments

Goldman Sachs Asset Management
November 30, 1995

--------------------------------------------------------------------------------
                                       2

Letter to Shareholders
--------------------------------------------------------------------------------
GS Adjustable Rate Government Agency Fund

--------------------------------------------------------------------------------

Investment Objective

     The GS Adjustable Rate Government Agency Fund seeks a high level of current income consistent with low volatility of principal. The portfolio ordinarily invests substantially all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, with primary emphasis on adjustable rate mortgage securities (ARMs). The target duration of the fund is between six months and one year.

Special Events

     On April 28, 1995, the GS Government Agency Portfolio (for Financial Institutions) was reorganized into the GS Adjustable Rate Government Agency Fund. In addition, on May 15, 1995, the Goldman Sachs Adjustable Rate Mortgage Fund (ARM Fund) was reorganized into the GS Adjustable Rate Government Agency Fund. Shareholders of the ARM Fund were issued GS Adjustable Rate Government Agency Class A shares in exchange for their ARM Fund shares.

A Challenging ARM Market

     Interest rate fluctuations during the period under review had a direct impact on the ARM market. As a result, ARMs experienced three distinct phases:

 .    At the start of the fund's fiscal year on November 1, 1994, spreads between
ARMs and Treasuries were relatively wide, due to a fear that ARMs would reach their periodic caps (the maximum their coupons can be raised within a specified time period) in the rising interest rate environment.

 .    That situation generally persisted through January 1995, at which point the
ARM market entered a second phase: interest rates stabilized, cap risk declined and the prospects for ARMs brightened. This favorable ARM environment continued through late spring, until interest rates began to decline.

 .    Starting approximately in June 1995, spreads between ARMs and Treasuries began widening again, this time as a result of increased prepayment risk based on the assumption homeowners would refinance their mortgages at lower rates. For the first time since 1989, it became possible for homeowners to switch from an ARM to a fixed-rate mortgage and lower their effective coupon payments. ARM spreads continued to be wide as of the end of the period, though there were indications of stabilization as winter's seasonably slower prepayment period approached.

Performance Review

     For the 12-month period ended October 31, 1995, the fund's Institutional shares had a total return of 6.75% (6.39% in monthly distributions and 0.36% in share price appreciation) and its Administration shares had a total return of 6.48% (6.12% in monthly distributions and 0.36% in share price appreciation). Both share classes outperformed the 6.21% return of the six-month U.S. Treasury bill but underperformed the 6.98% return of the one-year U.S. Treasury bill. As of the end of the period, the fund maintained a duration of approximately 0.7 years, about midway between that of the six-month U.S. Treasury bill and the one-year U.S. Treasury bill. When the yield curve flattened during the period, the fund's performance benefited more from the rise in bond prices than the six-month U.S. Treasury bill, but not as much as the one-year U.S. Treasury bill.

     From their inception on May 15, 1995, through October 31, 1995, the fund's Class A shares returned 2.74% based on NAV (2.93% in monthly distributions and -0.19% in share price depreciation). For the same period, the six-month Treasury bill returned 2.81% and the one-year Treasury bill returned 3.08%. The fund's Class A shares underperformed the six-month and one-year Treasury bills during the five and a half months they have been available because the ARM market experienced a high level of volatility and prepayment risk during that brief period.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Adjustable Rate Government Agency Fund (continued)

--------------------------------------------------------------------------------

                            NAV             NAV Change           30-Day SEC
Share Class              (10/31/95)    (10/31/94-10/31/95)     Yield (10/31/95)
-----------              ----------    -------------------     ----------------
Institutional              $9.77             +$0.03                  6.12%
Administration             $9.77             +$0.03                  5.87%
Class A                    $9.77             -$0.02*                 5.78%

*  From Class A shares' inception on May 15, 1995 through October 31, 1995.

Portfolio Composition and Investment Strategies

     Portfolio composition remained quite similar to a year ago, with the exception of a slight increase in the fund's repurchase agreement/cash equivalent position and a decrease in its CMO position.

                 Portfolio Composition as of October 31, 1995*

                           [PIE CHART APPEARS HERE]

                      ARMs                        80.2%
                      Agency Debentures            8.9%
                      CMOs                         7.7%
                      Repos/Cash Equivalents       3.2%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

 .    ARMs. As of October 31, 1995, the fund's primary investment continued to be in ARMs (80.2%), in approximately the same weighting as a year ago (78.6%). We continued to stress fully indexed, one-year Constant Maturity Treasury (CMT) ARMs. The rates on these CMT ARMs adjust annually, based on the yield of the one-year U.S. Treasury bill and, as a result, they provide greater income stability than ARMs linked to some other indexes.

     We favored seasoned ARMs, which have lower prepayment risk than nonseasoned ARMs. Seasoned ARMs are adjustable rate mortgages that have been in existence for several years. They are preferred in a high-prepayment environment because it is assumed that homeowners who did not refinance their mortgages in prior periods of lower rates are less likely to refinance in the future.

 .    Agency Debentures. The fund's 8.9% position in agency debentures were short-duration Small Business Administration (SBA) securities, held because they offered attractive spreads relative to Treasuries.

 .    CMOs. The fund held a 7.7% position in collateralized mortgage obligations
(CMOs). We reduced the fund's position in sequential-pay CMOs to 1.9%, when they became expensive relative to other sectors. The sequential-pay CMOs provided diversification and relatively predictable cash flows that helped contribute to the fund's principal stability.

     The fund's CMO position also included CMO floaters (1.7% of the portfolio), which added an incremental return over Treasuries. The remaining CMOs were primarily super floaters and inverse floaters, as discussed below.

 .    Prudent Use of Derivatives. We used higher-risk derivatives very sparingly during the period. As of October 31, 1995, the fund held super floaters and inverse floaters representing 2.5% and 1.4% of the portfolio, respectively. Super floaters are floating-rate securities whose coupons reset higher and more quickly than regular ARMs. The super floaters performed well when rates were rising at the beginning of the period under review, but they did not work in our favor when rates declined. Inverse floaters were held for their potential incremental yield and benefited the fund when rates fell. We also held small positions in interest-only (IO) and inverse IOs.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GS Adjustable Rate Government Agency Fund (continued)

--------------------------------------------------------------------------------

 .    Duration. As of October 31, 1995, the duration of the fund was 0.7 years, approximately half its duration last year. Since January 13, 1995, the fund has been permitted to hold financial futures, which we used as a tool to shorten the fund's duration.

 .    Credit Quality. The fund invests solely in securities issued by the U.S.
government and its agencies or instrumentalities.

ARM Outlook

     We are currently cautiously optimistic regarding the ARM market, but we will continue to carefully monitor the sector's prepayment risk. Going forward, we expect the recent spate of bank mergers to increase supply and further widen yield spreads between ARMs and Treasuries. (Merging banks typically need to raise funds, so they tend to securitize more of their mortgages.) Conversely, because of the flattened yield curve, new ARM production is expected to be stable or to decline, as homeowners opt for fixed-rate mortgages. As always, we will use our proprietary models to identify individual ARM securities with attractive coupons, average lives and option-adjusted spreads that are expected to offer the most value for the fund.

Distribution Policy

     The fund's Institutional and Administration shares distributed $0.60 per share and $0.58 per share, respectively, for the 12-month period ended October
31. From their inception on May 15, 1995, through October 31, 1995, the fund's Class A shares distributed $0.28 per share.

     The fund distributes substantially all of its investment company taxable income. The dividend is set at the start of each month, based on the income the fund is expected to generate. However, because the fund invests primarily in mortgage securities that are subject to prepayments, we cannot precisely predict the amount of principal and interest that a portfolio will receive. Therefore, at times a portfolio may distribute amounts above or below current income levels. To date, however, our dividend policy has not affected the management of the fund or significantly affected its NAV per share.

     Thank you for your support during the past year's challenging ARM market. Looking ahead, our team of experienced mortgage specialists will continue to do their best to seek out attractive fixed income investment opportunities. We look forward to serving your investment needs in the future.

Sincerely,


/s/ Jonathan A. Beinner
Jonathan A. Beinner


/s/ Theodore T. Sotir
Theodore T. Sotir

Portfolio Managers
GS Adjustable Rate Government Agency Fund
November 30, 1995

--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
GS Adjustable Rate Government Agency Fund
October 31, 1995
--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1995. The performance for the GS Adjustable Rate Government Agency Fund based on each classes normal minimum initial investment, is compared to its benchmarks--the Lehman Brothers Mutual Fund Short (1-2) U.S. Government Index ("Lehman 1-2 Index") and the six month and one year U.S. Treasury Bills ("6-Month T-Bill / 1-Year T-Bill). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                          HYPOTHETICAL INVESTMENTS(a)


                             Institutional Shares

              Institutional Shares     Lehman 1-2 Index     One Yr. T-Bill    Six Mo. T-Bill
8/1/91              $50,000                $50,000             $50,000           $50,000
10/31/91            $51,041                $51,581             $51,179           $50,870
10/31/92            $54,171                $55,506             $54,161           $53,376
10/31/93            $56,408                $58,368             $56,198           $55,197
10/31/94            $57,468                $59,511             $57,744           $57,257
10/31/95            $61,347                $64,343             $61,766           $60,819

                             Administration Shares

              Administration Shares    Lehman 1-2 Index     One Yr. T-Bill    Six Mo. T-Bill
 5/1/93              50,000                  50,000               50,000             50,000
10/31/93             50,914                  50,931               50,785             50,780
10/31/94             51,744                  51,931               52,182             52,675
10/31/95             55,097                  56,148               55,835             55,951

                                                                Class A Shares

           Class A Shares (no sales charge)  Class A Shares (w/sales charge)  Lehman 1-2 Index   One Year T-Bill  Six Month T-Bill
 6/1/95             $10,000                            $ 9,850                    $10,000           $10,000         $10,000
10/31/95            $10,222                            $10,093                    $10,277           $10,260         $10,246

                             -------------------------------
                             Average Annual Total Return
                             -------------------------------
                             One Year    Since Inception (b)
------------------------------------------------------------
Institutional Shares          6.75%            4.91%
------------------------------------------------------------
Administration Shares         6.48%            3.96%
------------------------------------------------------------
Class A Shares(c)
 excluding sales charge        N/A             2.74%
------------------------------------------------------------
Class A Shares(c)
 including sales charge        N/A             1.17%
------------------------------------------------------------

(a) For comparative purposes, initial investments are assumed to be made on the first day of the month following the commencement of operations.
(b) The Institutional, Administration and Class A shares commenced operations July 17, 1991, April 15, 1993 and May 15, 1995, respectively.
(c) An aggregate total return (not annualized) is shown instead of an average annual total return since the Class A shares have not completed a full twelve months of operations. The maximum sales charge for Class A shares is 1.5%.

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
GS Adjustable Rate Government Agency Fund
October 31, 1995

--------------------------------------------------------------------------------
Principal                               Interest     Maturity
Amount                                   Rate         Date           Value
================================================================================
Mortgage Backed Obligations--96.5%
Adjustable Rate Federal Home Loan Mortgage Corp. (FHLMC)(a)--9.8%
================================================================================
$ 2,286,145                             7.93%         01/01/19     $  2,355,804
 35,588,623                             7.87          02/01/22       36,672,652
  5,131,911                             7.59          08/01/22        5,251,844
 12,952,109                             7.78          06/01/24       13,319,819
  5,903,309                             7.92          07/01/29        5,979,048
  2,627,614                             7.92          05/01/31        2,691,543
--------------------------------------------------------------------------------
                                                                   $ 66,270,710
--------------------------------------------------------------------------------
Adjustable Rate Federal National Mortgage Association
 (FNMA)(a)--63.4%
Principal                               Interest     Maturity
Amount                                   Rate         Date           Value
================================================================================
$7,600,334                             7.07%         03/01/17      $ 7,673,601
 4,287,117                             7.53          03/01/17        4,396,139
 5,080,289                             6.82          03/01/18        5,100,103
 8,001,888                             7.84          04/01/18        8,230,262
 1,196,631                             8.12          05/01/18        1,227,887
 6,091,151                             7.63          07/01/18        6,265,845
 8,464,646                             8.11          07/01/18        8,723,749
 7,825,996                             7.72          08/01/18        8,022,507
 4,348,196                             7.88          08/01/18        4,500,774
 4,642,121                             7.75          10/01/18        4,775,443
 8,203,755                             7.61          11/01/18        8,395,231
 1,179,065                             7.36          12/01/18        1,207,434
15,102,048                             7.58          12/01/18  (b)  15,607,060
 2,048,926                             7.39          02/01/19        2,045,726
 4,073,221                             7.43          06/01/19        4,169,472
 2,244,571                             7.48          07/01/19        2,300,192
 5,416,257                             7.68          07/01/19        5,575,116
 5,484,231                             7.66          09/01/19        5,634,992
 3,357,086                             7.69          01/01/20        3,439,268
 3,583,590                             7.83          03/01/20        3,705,647
10,824,349                             7.72          07/01/20       11,063,675
 6,085,401                             7.79          02/25/21        6,269,302
 6,387,980                             7.41          04/01/21        6,541,356
81,692,876                             7.71          09/01/21       84,086,477
 5,601,363                             7.89          11/01/21        5,751,760
26,823,840                             8.03          02/01/22       27,726,462
17,754,998                             7.80          06/01/22       18,328,662
 8,302,252                             7.96          08/01/22        8,561,199
47,443,395                             7.87          09/01/22       48,930,745
 2,497,584                             7.66          02/01/23        2,554,104
 $ 342,692                             6.39%         12/01/23     $    343,442
 3,020,694                             7.45          10/01/27        3,092,738
 1,515,283                             7.59          07/01/29        1,544,209
 3,943,016                             7.56          04/01/30        4,036,623
71,072,722                             7.82          01/01/31       73,466,451
15,159,963                             6.39          02/01/31       15,212,083
--------------------------------------------------------------------------------
                                                                  $428,505,736
--------------------------------------------------------------------------------
Adjustable Rate Government National
 Mortgage Association
 (GNMA)(a)--4.8%
$31,667,582                             6.50%         06/20/25    $ 32,170,147
--------------------------------------------------------------------------------
Adjustable Rate Small Business
 Administration(a)--8.8%
$ 1,641,659                             7.25%         10/25/14    $  1,679,622
 2,630,491                              7.25         02/25/15        2,691,321
 3,945,429                              7.25         03/25/15        4,036,667
 3,020,766                              7.25         04/25/15        3,090,621
 3,024,506                              7.25         05/25/15        3,094,448
 2,003,530                              7.25         08/25/15        2,051,114
 2,887,210                              7.25         09/25/15        2,955,781
 2,120,643                              7.25         10/25/15        2,171,008
 1,512,192                              6.87         09/25/16        1,532,039
 5,114,360                              6.87         07/25/17        5,184,682
11,831,402                              6.87         08/25/17       11,980,008
 4,926,385                              6.87         09/25/17        4,994,123
 4,065,626                              6.87         10/25/17        4,112,912
 9,922,169                              6.87         02/25/18       10,064,801
--------------------------------------------------------------------------------
                                                                   $59,639,147
--------------------------------------------------------------------------------
Fixed Rate GNMA--0.0%
  $57,790                               9.00%        04/15/20      $    61,040
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations
 (CMOs)--9.7%
Adjustable Rate CMOs(a)--2.0%
FNMA REMIC Trust 1990-145, Class A
$13,294,521                             6.77%        12/25/20      $13,250,383
--------------------------------------------------------------------------------
Inverse Floater CMOs(a)--1.5%
FHLMC Series  1134, Class  H
$1,682,751                             14.71%        09/15/96      $ 1,767,677
FHLMC Series 1727, Class O
11,000,000                              3.56         05/15/24        5,993,999
FNMA REMIC Trust 1991-113, Class S
 1,754,306                             16.55         03/25/02        1,859,838

The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
GS Adjustable Rate Government Agency Fund (continued)
October 31, 1995

Principal                               Interest      Maturity
Amount                                    Rate          Date         Value
================================================================================
Mortgage Backed Obligations (continued)
Collateralized Mortgage Obligations (CMOs) (continued)
Inverse Floater CMOs(a) (continued)
FNMA REMIC Trust 1991-91, Class S
$   218,226                              15.96%       07/25/98    $    243,970
--------------------------------------------------------------------------------
                                                                  $  9,865,484
--------------------------------------------------------------------------------
Inverse Floating Rate - Interest Only(a)--0.0%
FNMA REMIC Trust 1992-157, Class SA
$ 3,636,650(c)                           11.38%       03/25/04    $    325,902
--------------------------------------------------------------------------------
Inverse IOette--0.1%
FHLMC Series 1164, Class O
$    45,215(c)                          612.25%       11/15/06    $    501,671
--------------------------------------------------------------------------------
IOette--0.1%
FNMA REMIC Trust 1990-145, Class B
$    32,669(c)                         1005.00%       12/25/20    $    841,215
--------------------------------------------------------------------------------
Regular Floater CMOs(a)--1.7%
FHLMC Series 1011, Class F
$11,485,217                               6.84%       11/15/20    $ 11,566,865
--------------------------------------------------------------------------------
Sequential Fixed Rate CMOs--1.8%
FHLMC Series 1056, Class G
$    41,612                               8.00%       12/15/18    $     41,747
FHLMC Series 1316, Class D
    155,830                               8.00        09/15/17         155,541
FHLMC Series 1098, Class F
  1,319,769                               8.00        03/15/05       1,322,725
FNMA REMIC Trust 1990-143, Class H
  1,000,000                               9.25        10/25/19       1,019,160
FNMA REMIC Trust 1990-65, Class U
  1,850,249                               9.50        11/25/06       1,878,688
FNMA REMIC Trust 1991-140, Class C
  1,179,822                               8.50        05/25/20       1,183,126
FNMA REMIC Trust 1991-37, Class E
  3,936,872                               8.50        04/25/05       3,982,461
FNMA REMIC Trust 1991-82, Class PH
  2,916,118                               8.00        11/25/18       2,906,116
--------------------------------------------------------------------------------
                                                                  $ 12,489,564
--------------------------------------------------------------------------------
Super Floater CMOs(a)--2.5%
FNMA REMIC Trust 1992-157, Class FA
$17,903,510                               2.72%       03/25/04    $ 17,032,448
--------------------------------------------------------------------------------
  Total Collateralized Mortgage Obligations                       $ 65,873,532
--------------------------------------------------------------------------------
Total Mortgage Backed Obligations
  (Cost $660,175,134)                                             $652,520,312
--------------------------------------------------------------------------------
Repurchase Agreement--2.4%
Joint Repurchase Agreement Account
$16,000,000                               5.93%       11/01/95    $ 16,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
  (Cost $16,000,000)                                              $ 16,000,000
--------------------------------------------------------------------------------
Total Investments
  (Cost $676,175,134(d))                                          $668,520,312
================================================================================

Futures contracts open at October 31, 1995 are as follows:

                                Contracts       Settlement Month    Unrealized
Type                         Long (Short)(e)                        Gain (Loss)
---------------------------  -----------------  --------------------------------
Euro Dollars                     807            December 1995       $(200,200)
Euro Dollars                     350            March 1996            105,250
Euro Dollars                     136            June 1996              28,050
Euro Dollars                      90            September 1996         13,500
Euro Dollars                     (50)           December 1996         (41,250)
Euro Dollars                     (50)           March 1997            (41,250)
2-Year U.S. Treasury Notes        80            December 1995          80,000
5-Year U.S. Treasury Notes      (183)           December 1995        (194,516)
10-Year U.S. Treasury Notes      (15)           December 1995         (23,438)
U.S. Treasury Bond              (122)           December 1995        (400,312)
--------------------------------------------------------------------------------
                                                                    $(674,166)
================================================================================

Federal Income Tax Information:
Gross unrealized gain for investments in which value exceeds
 cost                                                             $ 1,648,951
Gross unrealized loss for investments in which cost exceeds
 value                                                             (9,507,811)
--------------------------------------------------------------------------------
Net unrealized loss                                               $(7,858,860)
================================================================================

(a) Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 1995.

(b) Portions of these securities are being segregated for futures margin requirements.

(c) Represents security with notional or nominal principal amount. The actual effective yields of these securities are different from the stated rates due to the amortization of related premiums.

(d) The aggregate cost for federal income tax purposes is $676,379,172.

(e) Each 2-Year U.S. Treasury Note contract represents $200,000, in notional par value. Each 5-Year U.S. Treasury Note, 10-Year U.S. Treasury Note and U.S. Treasury Bond contract represents $100,000 in notional par value. Each Euro Dollar contract represents $1,000,000 in notional par value. The total net notional amount and net market value at risk are $1,267,000,000 and $283,579,706, respectively. The determination of notional amounts does not consider market risk factors and therefore notional amounts as presented here are indicative only of volume of activity and not a measure of market risk.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
--------------------------------------------------------------------------------
GS Short-Term Government Agency Fund
--------------------------------------------------------------------------------
Investment Objective

     The GS Short-Term Government Agency Fund's primary objective is to provide a high level of current income by investing in a portfolio that consists of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities as well as repurchase agreements collateralized by such instruments. To enhance principal stability, the fund has a two-year target duration and a maximum duration of three years.

Performance Review

     For the 12 months ended October 31, the fund's Institutional shares had a total return of 8.97% (7.00% in distributions and 1.97% from share price appreciation) compared with 9.02% for the fund's benchmark, the two-year U.S. Treasury security. During the period, the fund's net asset value (NAV) rose $0.18 per share to $9.82 as the bond market rallied.

     The fund's slight underperformance versus the benchmark was primarily due to its large position in mortgage-backed securities (an allocation not reflected in the benchmark), which felt the impact of rising prepayment risk during the second half of the period.

     The fund's term structure helped offset some of the decline. During the period, the fund held mortgage-backed securities with a range of maturities that provided cash flows along the yield curve. As the yield curve flattened, the mortgage-backed securities at the longer end of the curve performed better than Treasury securities concentrated in the two-year maturity range, thus benefiting the fund.

Portfolio Composition and Investment Strategies

     While the fund continued to emphasize mortgage-backed securities, which accounted for 58.2% of the portfolio on October 31, its combined holdings in Treasuries and repurchase agreements/cash equivalents approximately doubled during the period to 41.8%.

------------------------------------------------------------------------------
                             [GRAPH APPEARS HERE]
                 Portfolio Composition as of October 31, 1995*

Fixed Rate Mortgage
 Pass Throughs               9.1%
Repos/Cash Equivalents       4.7%
U.S. Treasuries             37.1%
CMOs                        25.4%
ARMs                        23.7%


* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

 . U.S. Treasuries and Repurchase Agreements/Cash Equivalents. We used these positions to manage the portfolio's duration, weighting one relative to the other according to our need to shorten or lengthen the portfolio's duration relative to that of the benchmark, which were both 1.9 years as of October 31, 1995. At the end of the period, 37.1% of the portfolio was invested in U.S. Treasuries and 4.7% was in repurchase agreements/cash equivalents, as compared with no position in Treasuries and 20.9% in repurchase agreements/cash equivalents last October.

 . CMOs. We reduced the fund's collateralized mortgage obligations (CMO) position during the first half of 1995 when CMOs appeared fully priced relative to other sectors that offered greater yield and return potential. CMOs accounted for 25.4% of the portfolio as of October 31, 1995, less than half the fund's position a year ago. Within the CMO sector, 10.4% was invested in sequential-pay CMOs (down from 28.5% last year) and
--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Short-Term Government Agency Fund (continued)

--------------------------------------------------------------------------------
1.9% was invested in planned amortization class (PAC) CMOs (down from 26.7% last year). Sequentials and PACs added to the portfolio's principal stability, due to their relatively stable cash flows.

 . ARMs. During the past 12 months, we added to the fund's position in adjustable rate mortgage securities (ARMs), particularly during May and June, when they traded at attractive option-adjusted spreads relative to Treasuries and appeared cheap. As of October 31, 1995, ARMs accounted for 23.7% of the portfolio, compared with 13.1% a year ago. We focused on ARMs that are indexed to the one-year Constant Maturity Treasury (CMT) Index and adjust faster to changing interest rates than ARMs based on other indexes. Following our purchases, however, ARM spreads continued to widen, making ARMs even cheaper. We view this as a short-term decline resulting from prepayment fears (mortgage prepayments tend to rise as interest rates fall) and expect ARMs to perform well when prepayments slow. In the interim, ARMs added incremental yield over Treasuries.

 . Fixed Rate Mortgage Pass-Throughs. The fixed rate pass-through sector accounted for 9.1% of the portfolio as of October 31, 1995, a slight increase from last year's 7.3% allocation. We focused on seasoned mortgages, which are attractive because they typically experience fewer prepayments relative to newly issued mortgages.

 . Issuer Composition. The portfolio's mortgage-backed securities composition by issuer was: 27.0% in Federal National Mortgage Association (FNMA) issues, 22.8% in Federal Home Loan Mortgage Corporation (FHLMC) issues and 8.4% in Government National Mortgage Association (GNMA) issues.

 . Credit Quality. The fund invests exclusively in securities issued by the U.S. government and its agencies or instrumentalities.

 . Prudent Use of Derivatives. The fund held selected lower-risk derivatives, including sequential-pay CMOs (10.4%), floaters (6.3%) and PAC CMOs (1.9%). In addition, the fund also took small positions in higher-risk securities, including inverse floaters (4.1%) and PAC IOs (2.5%), which the fund held for their incremental yield and potential incremental return. We used higher-risk derivatives sparingly in an effort to enhance returns without taking undue risk. During the declining rate environment of the second half of the period, the inverse floaters performed well, while the PAC IOs were basically unchanged. We have also occasionally used mortgage dollar rolls to take advantage of short-term supply and demand imbalances in the mortgage settlement process. (Mortgage dollar rolls refer to transactions that involve selling mortgage securities owned by the fund and simultaneously contracting to buy back similar mortgage securities with the same coupon on a specified future date.) At all times, we "cover" the mortgage dollar rolls by keeping cash or high-grade liquid debt securities equal to the dollar amount of the forward commitment in a segregated account with the fund's custodian. In addition, since September 29, 1995, the fund has been permitted to hold futures, which we used in conjunction with Treasuries and repurchase agreements/cash equivalents to manage the portfolio's duration.

Fund Outlook

   We expect to continue to emphasize mortgage-backed securities, because they offer favorable performance potential, but we will carefully monitor potential risks. These include rising prepayments, which we believe are largely reflected in current prices, as well as an increased ARM supply resulting from bank mergers. (Merging banks typically need to raise funds, so they tend to securitize more of their mortgages.) Conversely, because of the flatter yield curve, new ARM issuance is expected to stabilize or decline, which should help offset other negative technical events. We are currently cautious regarding the CMO sector, which has performed well in recent months and now appears fully priced.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GS Short-Term Government Agency Fund (continued)

--------------------------------------------------------------------------------
Distribution Policy

   During the period under review, the fund distributed $0.65 per share to Institutional shareholders. Dividends are declared daily and paid on a monthly basis. The fund intends to distribute substantially all of its investment company taxable income, as required by tax law.

   We value your continued confidence in the GS Short-Term Government Agency Fund and look forward to reporting on the fund's progress in the coming year.


Sincerely,

/s/ Jonathan A. Beinner
Jonathan A. Beinner


/s/ Theodore T. Sotir
Theodore T. Sotir

Portfolio Managers
GS Short-Term Government Agency Fund
November 30, 1995

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Trust
GS Short-Term Government Agency Fund
October 31, 1995
--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1995. The performance for the GS Short-Term Government Agency Fund based on the Fund's normal minimum initial investment of $50,000, is compared to its benchmarks, the U.S. 2-Year Treasury Bill ("2-Year T-Bill") and the Lehman Brothers Mutual
Fund Short (1-3) U.S. Government Index ("Lehman Short (1-3) Gov't Index"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                      HYPOTHETICAL $50,000 INVESTMENT(a)


              GS STGA Fund             Lehman Short (1-3)   2 Year T-Bil
--------------------------------------------------------------------------------
 9/1/88              50000                  50000             50000
10/31/88             51286                  51091             51057
10/31/89             55943                  55919             55412
10/31/90             60547                  60861             59876
10/31/91             67165                  67699             66615
10/31/92             71356                  73208             72161
--------------------------------------------------------------------------------

                          Average Annual Total Return
--------------------------------------------------------------------------------
                  One Year    Five Year  Since Inception (b)
--------------------------------------------------------------------------------
                    8.97%        6.48%        7.31%
--------------------------------------------------------------------------------
(a) For comparative purposes, initial investments are assumed to be made on the first day of the month following the Fund's commencement of operations.
(b)  The Institutional shares commenced operations August 15, 1988.

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
GS Short-Term Government Agency Fund
October 31, 1995
--------------------------------------------------------------------------------
Principal                               Interest     Maturity
Amount                                   Rate         Date           Value
================================================================================
Mortgage Backed Obligations--57.7%
Adjustable Rate Federal Home Loan Mortgage Corp.
  (FHLMC)(a)--12.8%
$2,479,915                              7.51%         12/01/18    $ 2,534,200
10,467,242                              7.87          02/01/22     10,786,074
--------------------------------------------------------------------------------
                                                                  $13,320,274
--------------------------------------------------------------------------------
Adjustable Rate Federal National Mortgage
  Association  (FNMA)(a)--10.8%
$3,255,463                              7.93%         11/01/14    $ 3,361,265
 2,320,167                              7.93          07/01/19      2,381,280
 5,309,603                              7.91          08/01/22 (b)  5,429,494
--------------------------------------------------------------------------------
                                                                  $11,172,039
--------------------------------------------------------------------------------
Fixed Rate
  FNMA--0.7%
  $688,776                              9.00%         12/01/97    $   704,919
--------------------------------------------------------------------------------
Fixed Rate Government National Mortgage Association--8.3%
 $2,845,341                            10.00%         12/15/17    $ 3,113,870
  5,108,882                             9.50          05/15/25      5,530,364
--------------------------------------------------------------------------------
                                                                  $ 8,644,234
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations (CMOs)--25.1%
Inverse Floater CMOs(a)--4.2%
FHLMC Series  1134, Class H
   $631,031                            14.71%         09/15/96    $   662,879
FHLMC Series 1134, Class I
  2,404,687                            14.71          09/15/96      2,552,443
FHLMC Series 1325, Class C
  1,028,325                             6.39          07/15/97      1,034,752
FNMA REMIC Trust 1991-127, Class S
     67,973                            11.38          09/25/98         71,340
--------------------------------------------------------------------------------
                                                                  $ 4,321,414
--------------------------------------------------------------------------------
Inverse Floating Rate - Interest Only--0.1%
FNMA REMIC Trust 1993-110, Class SC
 $4,046,398(c)                          3.17%         04/25/19    $   161,366
--------------------------------------------------------------------------------
Planned Amortization Class (PAC)
 CMOs--1.9%
FNMA REMIC Trust 1992-138, Class A
 $1,990,971                             6.00%         08/25/13    $ 1,980,519
--------------------------------------------------------------------------------
Planned Amortization Class Interest-
 Only (PAC IO) CMOs--1.4%
FHLMC Series 1552, Class JE
$16,170,393 (c)                         7.00%         02/15/14    $ 1,422,348
--------------------------------------------------------------------------------
Planned Amortization Class IOette
 CMOs--0.9%
FNMA REMIC Trust 1992-198, Class K
    $61,237(c)                       1008.00%         12/25/15    $   895,808
--------------------------------------------------------------------------------
Regular Floater CMOs(a)--6.2%
FHLMC Series 1325, Class B
 $2,416,565                             6.56%         07/15/97    $ 2,427,137
FNMA REMIC Trust 1993-110, Class FC
  4,046,398                             5.83          04/25/19      4,030,593
--------------------------------------------------------------------------------
                                                                  $ 6,457,730
--------------------------------------------------------------------------------
Sequential Fixed Rate CMOs--10.4%
FHLMC Series 1033, Class G
 $2,000,000                             8.00%         01/15/06    $ 2,081,360
FNMA REMIC Trust 1988-12, Class A
  2,635,634                            10.00          02/25/18      2,834,783
FNMA REMIC Trust 1988-12, Class B
  2,635,634                             4.86          02/25/18      2,445,684
FNMA REMIC Trust 1992-44, Class CA
  3,000,000                            12.00          08/25/20      3,394,920
--------------------------------------------------------------------------------
                                                                  $10,756,747
--------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations                         $25,995,932
--------------------------------------------------------------------------------
Total Mortgage Backed Obligations
  (Cost $59,921,535)                                              $59,837,398
--------------------------------------------------------------------------------
U.S. Treasury Obligations--36.1%
United States Treasury Notes
$36,270,000                             7.38%         11/15/97    $37,448,776
--------------------------------------------------------------------------------
Total U.S. Treasury Obligations
  (Cost $37,398,446)                                              $37,448,776
--------------------------------------------------------------------------------
Repurchase Agreement--0.5%
Joint Repurchase Agreement Account
   $500,000                             5.93%         11/01/95    $   500,000
--------------------------------------------------------------------------------
Total Repurchase Agreement
  (Cost $500,000)                                                 $   500,000
--------------------------------------------------------------------------------
Total Investments
  (Cost $97,819,981(d))                                           $97,786,174
================================================================================

--------------------------------------------------------------------------------

Statement of Investments
--------------------------------------------------------------------------------
GS Short-Term Government Agency Fund (continued)
October 31, 1995
================================================================================

Futures contracts open at October 31, 1995 are as follows:


                                  Number of
                                  Contracts      Settlement Month
                                 Long (Short)                       Unrealized
             Type                    (e)                            Gain (Loss)
----------------------------     ------------    -----------------  ------------
Euro Dollars                         10           March 1997           $750
Euro Dollars                         10           June 1997             250
2-Year U.S. Treasury Notes          284           December 1995     126,859
5-Year U.S. Treasury Notes          (70)          December 1995     (53,593)
--------------------------------------------------------------------------------
                                                                  $  74,266
================================================================================
================================================================================
Federal Income Tax Information:
Gross unrealized gain for investments in which
  value exceeds cost                                              $ 416,484
Gross unrealized loss for investments in which
  cost exceeds value                                               (450,291)
--------------------------------------------------------------------------------
Net unrealized loss                                                ($33,807)
================================================================================

(a) Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 1995.

(b) Portions of these securities are being segregated for futures margin requirements.

(c) Represents security with notional or nominal principal amount. The actual effective yields of these securities are different from the stated rates due to the amortization of related premiums.

(d) The amount stated also represents aggregate cost for federal income tax purposes.

(e) Each 2-Year U.S. Treasury Note, 5-Year U.S. Treasury Note and Euro Dollar contract represents $200,000, $100,000 and $1,000,000, respectively, in notional par value. The total net notional amount and net market value at risk for the futures contracts shown above are $69,800,000 and $56,296,812, respectively. The determination of notional amounts does not consider market risk factors and therefore notional amounts as presented here are indicative only of volume of activity and not a measure of market risk.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund
--------------------------------------------------------------------------------
Investment Objective

     The GS Short Duration Tax-Free Fund seeks to provide a high level of current income exempt from regular federal income tax, consistent with relatively low principal volatility, through investments in municipal securities rated single-A or better or deemed to be of comparable quality. The portfolio seeks to maintain an average duration of two to three years and invests in securities with remaining effective maturities of five years or less.

Municipal Bonds Rally Amid Uncertainty

     The municipal bond market performed well during the period under review (November 1, 1994 through October 31, 1995), with the average price of a three-year municipal bond (as calculated from data provided by Municipal Market Data, an independent municipal market information provider) rising approximately 2%, while yields fell from 4.85% on November 1, 1994, to 4.10% on October 31, 1995. During the past 12 months the yield curve for municipal bonds became quite steep compared with Treasuries, and three-year municipal bonds outperformed similar-duration Treasuries.

     The first month of the fund's fiscal year coincided with the bottom of the 1994 bear market, as 30-year U.S. Treasury yields rose to 8.13% and long-term municipal bond yields rose to over 7%. In December 1994, however, the bond market stabilized. Fueled by strong municipal bond demand and a significant decrease in supply, municipal bonds surged from January through early April. Though municipals continued to record positive performance, the rally's momentum slowed from mid-April onward, reflecting investors' concern surrounding various tax reform proposals (e.g., the flat tax and a reduction in capital gains taxes) and the growing allure of the strong equity rally.

     By midyear, short-term municipal bonds became more expensive as investors favored defensive maturities that provided greater liquidity, while demand for long-term bonds stagnated. At the end of October, however, growing bullish sentiment in the municipal bond market and a flattening municipal bond yield curve made longer-term bonds increasingly attractive in terms of price.

Performance Review

     For the 12 months ended October 31, 1995, the fund's Institutional shares achieved a total return of 5.98% (4.42% from monthly distributions and 1.56% from share price appreciation) compared with a return of 7.80% for the Lehman Brothers Three-Year Municipal Bond Index (the "Index"), the fund's benchmark. For the same period, the fund's Administration shares realized a total return of 5.76% (4.16% from monthly distributions and 1.60% from share price appreciation) and its Service shares recorded a total return of 5.59% (3.90% from monthly distributions and 1.69% from share price appreciation).

     Though the fund performed well in the bond rally, it underperformed the Index, primarily because it was more defensively positioned early in the period in response to last year's volatility. We favored premium (higher coupon, callable) bonds that offered greater liquidity and were less likely to suffer from adverse tax consequences associated with short-term discount securities, which can have a significant impact in the short-term market. Though premium bonds typically retain principal better than discount bonds when interest rates rise as they did in 1994, they tend to lag when rates fall, as was the case during 1995. In contrast, the benchmark's allocation included a higher percentage of discount bonds, which typically outperform as interest rates fall. In general, higher coupon bonds were less desirable in the declining rate environment because they tended to be called, shortening the portfolio's duration at a time when it would have been more advantageous to extend it.

     Another aspect of our defensive strategy was that we stressed higher credit quality securities (triple- and double-A-rated) over lower quality. The Index, however, held a greater percentage of lower-rated securities, which added to its performance when credit spreads tightened during the year and lower-quality bonds appreciated more than those of higher quality.

--------------------------------------------------------------------------------

Letter to Shareholders
--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund (continued)

--------------------------------------------------------------------------------
Portfolio Composition and Investment Strategies


                 Portfolio Composition as of October 31, 1995*

                           [PIE CHART APPEARS HERE]

         Pre-refunded Bonds                            9.8%
         General Obligations                          34.8%
         Insured Revenue Bonds                        18.2%
         Insured General Obligations                  16.2%
         Revenue Bonds                                11.0%
         Variable Rate Demand Notes                   10.0%




* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

 .    Insured Revenue and General Obligation Bonds. Insured municipal bonds continued to be attractive because of their liquidity and availability. Insured bonds allow the portfolio to capitalize on a security's other features such as coupon and callability, while removing the credit quality variable. Also, there was a larger supply of insured bonds in states with high taxes and high savings rates. In general, we emphasized securities from California, New York and Michigan that we determined to be undervalued due to a temporary lack of demand. We anticipate that these securities will appreciate as demand improves and yield spreads tighten. As of October 31, we had overweighted the fund's holdings in insured bonds relative to the Index (34.4% versus 22.2%).

 .    General Obligation (GO) Bonds. GOs, which are typically higher credit quality and lower yielding than revenue bonds, are backed by the general taxing power of a municipality. When credit spreads tightened during the period, the additional income from lower-quality bonds did not warrant taking additional risk. As a result, we significantly increased the fund's investment in GOs to 34.8%, approximately four times the level of last year's allocation. Also, the short-duration municipal bond market has a larger percentage of uninsured GOs than uninsured revenue bonds, due to the nature of the issuers.

 .    Revenue Bonds. Noninsured revenue bonds, generally single-A- and double-A-
rated debt, accounted for 11.0% of the portfolio, half of the benchmark's weighting in the sector. (Revenue bonds pay interest and principal out of a specific revenue stream, which includes sales taxes, hospital charges, tolls, electric rates and airport fees.) Revenue bond allocations reflect security-specific opportunities, which are more closely tied to credit quality than sector preference.

 .    Variable Rate Demand Notes (VRDNs).  VRDNs, a 10.0% portfolio position, are high-quality cash equivalents. We used VRDNs to manage the portfolio's duration to be neutral to the Index.

 .    Pre-refunded Bonds. The portfolio was 9.8% invested in pre-refunded bonds as of October 31, 1995 (versus just over 50% last year), slightly overweighted versus the Index's 8.2%. We sold the majority of the fund's large position in pre-refunded bonds during the past year as spreads of pre-refunded bonds over other higher-grade debt tightened significantly and they provided little relative value.

 .    Forward Contracts.  During April, the fund bought a forward contract (a commitment to take possession of a financial instrument at a specified date and price), which functioned as a long-dated settlement of a purchase. Because of its unconventional structure, the forward was available at a more attractive price than a conventional bond.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund (continued)

--------------------------------------------------------------------------------


 . Duration. As of October 31, the fund's duration was 2.86 years, slightly longer than the Index's duration of 2.77 years. During the course of the year, the fund's duration was neutral to the Index. In general, we manage the fund's duration to approximate the Index's, rather than attempting to make interest rate predictions. Instead, we look for opportunities to outperform the Index through coupon, state, security and sector allocations.

 .    Credit Quality. The portfolio's overall credit quality was not significantly changed during the period. As of October 31, the portfolio was 77.1% invested in triple-A-rated bonds, 16.1% in double-A's and 6.8% in single-A's.

Market Outlook: Improved Technicals Expected

     Going forward, the municipal bond market appears to be entering a period of potential technical strength. We estimate that over $80 billion in coupon and principal payments will be distributed to municipal investors between November 1995 and February 1996, a significant percentage of which may be reinvested into municipal bonds. In contrast, we expect just over $37 billion in new municipal debt securities to be issued over the same four-month period, creating a potential supply and demand imbalance that could increase municipal bond prices. That scenario, coupled with the likelihood of an even flatter yield curve near term, should benefit our longer term bonds. In addition, yields on long-term municipals are relatively high in relation to Treasury securities and short-term municipals. Regarding security selection, we anticipate concentrating on bonds issued by states that have high taxes, high wealth concentration and large populations (e.g., New York, California and Michigan).

Distribution Policy

     The fund's Institutional, Administration and Service shares distributed monthly distributions totaling approximately $0.42, $0.40 and $0.37 per share, respectively, during the 12-month period ended October 31, 1995. Dividends are declared daily and paid on a monthly basis. The fund intends to distribute substantially all of its investment company tax-exempt income, as required by tax law.

     Your investment in the GS Short Duration Tax-Free Fund means a great deal to us and we look forward to continuing our relationship.


Sincerely,

/s/ Benjamin S. Thompson

Benjamin S. Thompson

/s/ Theodore T. Sotir

Theodore T. Sotir
Portfolio Managers
GS Short Duration Tax-Free Fund
November 30, 1995

--------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund
October 31, 1995

--------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1995. The performance for the GS Short Duration Tax-Free Fund based on the Fund's normal minimum initial investment of $50,000, is compared to its benchmark, the Lehman Brothers 3-Year Municipal Bond Index ("3-Year Bond Index"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                      HYPOTHETICAL $50,000 INVESTMENT/(a)/

                           Institutional Shares

             Institutional Shares           3-Year Bond Index
 10/1/92             50,000                        50,000
10/31/92             49,831                        49,805
10/31/93             53,335                        53,102
10/31/93             53,425                        53,825
10/31/95             56,620                        58,023

                             Administration Share

             Administrative Shares          3-Year Bond Index
  6/1/93              50,000                        50,000
10/31/93              51,092                        51,144
10/31/94              51,036                        51,840
10/31/95              53,976                        55,884

                       Service Shares

                 Service Shares             3-Year Bond Index
 10/1/94              50,000                       50,000
10/31/94              49,696                       49,880
10/31/95              52,474                       53,771


                              Average Annual Total Return
                            ------------------------------

                              One Year      Since Inception (b)
----------------------------------------------------------------
Institutional Shares           5.98%            4.12%
----------------------------------------------------------------
Administration Shares          5.76%            3.21%
----------------------------------------------------------------
Service Shares                 5.59%            4.70%
----------------------------------------------------------------

(a) For comparative purposes, initial investments are assumed to be made on the first day of the month following the commencement of operations of the Administration and Service share classes.
(b) The Institutional, Administration and Service shares commenced operations October 1, 1992, May 20, 1993 and September 20, 1994, respectively.

Statement of Investments
-------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund
October 31, 1995

----------------------------------------------------------------------------
Principal                             Interest       Maturity
 Amount                                 Rate           Date         Value
============================================================================
Debt Obligations-- 104.9%
Alabama--3.6%
Alabama State GO/(a)/ (AA/Aa)
$2,000,000                              5.90%         03/01/99    $2,094,940
----------------------------------------------------------------------------
California--13.4%
California State Revenue Anticipation
 Warrants (Sp1/MIG1)
$1,500,000                              5.75%         04/25/96    $1,514,280
Sacramento County, CA Tax and Revenue
 Anticipation Notes(a) (Sp1+/MIG1)
 3,000,000                              4.75          10/04/96     3,024,270
San Francisco, CA City and County GO
 Series 1995 A and B (FGIC) (AAA/Aaa)
 1,450,000                              7.25          06/15/99     1,607,644
 1,570,000                              7.25          06/15/00     1,771,211
----------------------------------------------------------------------------
                                                                  $7,917,405
----------------------------------------------------------------------------
Connecticut--5.2%
Connecticut State Series A GO/(a)/
 (AA-/Aa)
$3,000,000                              5.00%         03/15/00    $3,077,520
----------------------------------------------------------------------------
Florida--15.9%
Florida State Certificates of
 Participation Equipment Financing
 Program (A+/A)
$1,115,000                              5.90%         11/15/96    $1,132,929
Lakeland, FL Electric and Water RB
 (FGIC)/(b)/ (AAA/Aaa)
 2,640,000                              5.25          10/01/97     2,679,626
 5,415,000                              5.25          10/01/98     5,521,460
----------------------------------------------------------------------------
                                                                  $9,334,015
----------------------------------------------------------------------------
Illinois--3.8%
Illinois Health Facilities Authority
 Revenue- Lutheran Healthcare System
 Prerefunded/(c)/ (AAA/NR)
$2,000,000                              7.50%         04/01/99    $2,232,140
----------------------------------------------------------------------------
Kansas--4.5%
Kansas City, KS GO Series A (MBIA)
 (AAA/Aaa)
$1,000,000                              5.25%         09/01/99    $1,037,780
Topeka, KS GO Notes (NR/MIG1)
 1,620,000                              4.25          07/15/96     1,624,082
----------------------------------------------------------------------------
                                                                  $2,661,862
----------------------------------------------------------------------------
Louisiana--3.8%
Lafayette Parish, LA School Board Sales
 Tax GO (FGIC) (AAA/Aaa)
$2,130,000                              6.00%         04/01/99    $2,242,272
----------------------------------------------------------------------------
Massachusetts--5.4%
Boston, MA GO (A/A)
$  595,000                              9.50%         03/01/96    $  604,199
Boston, MA GO (MBIA) (AAA/Aaa)
 2,500,000                              5.25          10/01/99     2,586,375
----------------------------------------------------------------------------
                                                                  $3,190,574
----------------------------------------------------------------------------
Michigan--5.1%
Michigan Municipal Bond Authority
 Revenue Notes (Sp1+/NR)
$3,000,000                              5.00%         05/03/96    $3,018,570
----------------------------------------------------------------------------
Nevada--2.2%
Nevada State GO/(b)/ (AA/Aa)
$1,170,000                              8.00%         11/01/99    $1,321,375
----------------------------------------------------------------------------
New Jersey--9.9%
New Jersey Healthcare Facilities
 Financing Authority Prerefunded/(c)/
 (AAA/Aaa)
$2,380,000                              8.38%         02/01/98    $2,637,611
New Jersey State Turnpike Authority
 Series A RB (A/A)
 3,000,000                              6.20          01/01/00     3,187,590
----------------------------------------------------------------------------
                                                                  $5,825,201
----------------------------------------------------------------------------
New Mexico--2.1%
Albuquerque City, New Mexico GO Series
 C (AA/Aa)
$1,200,000                              5.10%         07/01/00    $1,231,980
----------------------------------------------------------------------------
New York--3.5%
Erie County, New York GO Series A
 (MBIA)/(a)/ (AAA/Aaa)
$2,000,000                              5.50%         06/01/99    $2,080,060
----------------------------------------------------------------------------
Ohio--2.6%
Ohio State Building Authorities Series
 A Escrowed-To-Maturity/(c)/ (NR/Aaa)
$1,400,000                              7.15%         08/01/99    $1,536,500
----------------------------------------------------------------------------
Oklahoma--6.7%
Enid, OK Hospital Authority RB (Societe
 General LOC)/(a)/ (NR/Aa1)
$2,800,000                              7.20%/(d)/    10/01/15    $2,880,640
Oklahoma County, OK Independent School
 District GO (A+/Aa)
 1,000,000                              5.40          02/01/99     1,034,440
----------------------------------------------------------------------------
                                                                  $3,915,080
----------------------------------------------------------------------------
Pennsylvania--1.9%
Philadelphia, PA Water and Sewer RB
 (MBIA) (AAA/Aaa)
$1,000,000                              6.85%         10/01/99    $1,094,610
----------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

Statement of Investments
-------------------------------------------------------------------------------
GS Short Duration Tax-Free Fund (continued)
October 31, 1995

-------------------------------------------------------------------------------
Principal              Interest              Maturity
Amount                   Rate                  Date                  Value
-------------------------------------------------------------------------------
South Carolina--7.2%
Chester County, South Carolina School
 District GO (AMBAC) (AAA/Aaa)
$1,275,000               6.50%               02/01/00              $ 1,384,102
South Carolina State GO (AA+/Aaa)
 2,700,000               6.50                03/01/98                2,841,642
-------------------------------------------------------------------------------
                                                                   $ 4,225,744
-------------------------------------------------------------------------------
Virginia--3.8%
Arlington County, Virginia GO (AAA/Aaa)
$2,160,000               5.00%               06/01/00              $ 2,216,743
-------------------------------------------------------------------------------
Washington--4.3%
Clark County, Washington Public Utility
 District (FGIC) (AAA/Aaa)
$2,500,000               5.00%               01/01/99              $ 2,545,875
-------------------------------------------------------------------------------
Total Debt Obligations
  (Cost $61,163,971)                                               $61,762,466
===============================================================================
Short-Term Obligations-- 18.0%
Gulf Coast Waste Disposal Authority TX
 VRDN/(e)/ (A-1+/VMIG-1)
$3,000,000               3.90%               11/01/95              $ 3,000,000
Harris County Health Facility, TX Healthcare
 System VRDN/(e)/  (A-1+/NR)
 1,800,000               4.00                11/01/95                1,800,000
Monroe County, GA Pollution Control VRDN/(e)/
 (A-1/VMIG-1)
 1,200,000               3.90                11/07/95                1,200,000
 1,000,000               3.90                11/01/95                1,000,000
Nassau County, New York Industrial
 Development VRDN/(e)/ (A-1+/NR)
   300,000               3.95                11/01/95                  300,000
New York , NY Series C VRDN/(e)/ (A-1+/VMIG-1)
 3,300,000               4.05                11/01/95                3,300,000
-------------------------------------------------------------------------------
Total Short-Term Obligations
  (Cost $10,600,000)                                               $10,600,000
===============================================================================
Total Investments
  (Cost $71,763,971/(f)/)                                          $72,362,466
===============================================================================
Federal Income Tax Information:
Gross unrealized gain for investments in
 which value exceeds cost                                             $611,530
Gross unrealized loss for investments in
 which cost exceeds value                                              (13,035)
-------------------------------------------------------------------------------
Net unrealized gain                                                   $598,495
===============================================================================

/(a)/Portions of these securities are being segregated for when-issued securities.
/(b)/When-issued security.
/(c)/Pre-refunded and escrowed-to-maturity bonds have been collateralized by U.S. Treasury securities which are held in escrow and used to pay principal and interest on the tax-exempt issue and to redeem the bonds in full upon the refunding date. The maturity date shown for these securities is the refunding date.
/(d)/Variable rate security. Coupon rate disclosed is that which is in effect at
     October 31, 1995.
/(e)/Securities with "Put" features with resetting interest rates. Maturity dates disclosed are the next reset interest dates.
/(f)/The amount stated also represents aggregate cost for federal income tax purposes.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Investment Abbreviations:

AMBAC    Insured by American Municipal Bond Assurance Corp.
FGIC    -Insured by Financial Guaranty Insurance Co.
GO      -General Obligation
LOC     -Letter of Credit
MBIA    -Insured by Municipal Bond Investors Assurance
NR      -Not Rated
RB      -Revenue Bond
VRDN    -Variable Rate Demand Note


  The accompanying notes are an integral part of these financial statements.

Letter to Shareholders
-------------------------------------------------------------------------------
GS Core Fixed Income Fund


Investment Objective

    The GS Core Fixed Income Fund seeks to achieve a total return that exceeds the total return of the Lehman Brothers Aggregate Bond Index (the "Index") through a diversified portfolio of fixed income securities. The fund may invest in U.S. Treasury, agency, corporate, mortgage-backed and asset-backed securities, as well as in a limited amount of nondollar-denominated fixed income securities. While the fund's performance will be measured against the Index, the portfolio is not required to hold the same securities or match the sector weightings of the Index. Every security in the portfolio must be rated at least investment grade by an independent rating agency or be considered to be of equivalent quality by Goldman Sachs Asset Management at the time it is purchased.

Performance Review

    For the 12 months ended October 31, 1995, the fund's total return was 15.72% (7.20% from monthly distributions and 8.52% from share price appreciation) compared with a return of 15.65% for the Lehman Brothers Aggregate Bond Index, the fund's benchmark. The fund's NAV as of October 31 was $10.00 per share, up $0.76 from last year.

    The fund outperformed the Index by seven basis points during the period, primarily due to its sector allocations. The fund was significantly overweighted versus the benchmark in corporate bonds, which added incremental yield and return as spreads tightened. The fund also held a small position in emerging market debt that performed well, a sector not included in the benchmark. In addition, the fund benefited from being significantly overweighted in asset-backed securities, which also performed well during the period.

Portfolio Composition and Investment Strategies


                 Portfolio Composition as of October 31, 1995*

                           [PIE CHART APPEARS HERE]

     Fixed Rate Mortgage Pass-Throughs             30.2%
     Corporate Bonds                               28.1%
     U.S. Treasuries                               24.7%
     Asset-Backed Securities                        9.9%
     Emerging Market Debt                           2.6%
     Agency Debentures                              2.1%
     CMOs                                           2.0%
     Repos/Cash Equivalents                         0.4%

* The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflect portfolio holdings as a percentage of net assets.

 . Fixed Rate Mortgage Pass-Throughs. As of October 31, the portfolio's largest sector holding was 30.2% in fixed rate mortgage pass-throughs, slightly overweighting the Index allocation of 28.2%. We increased the fund's position in fixed-rate mortgages when they became relatively inexpensive during the summer. Subsequently, mortgages have continued to get even cheaper based on prepayment fears. However, we still believe they represent good value that may be realized when the rate of prepayments begins to slow. In our opinion, they continue to offer attractive spreads relative to Treasuries.

Letter to Shareholders
-------------------------------------------------------------------------------
GS Core Fixed Income Fund (continued)


    Our security selection within the sector continued to be significantly different from that of the Index. During the early part of the period under review, the fund underweighted 15-year mortgage-backed securities and consequently didn't fully participate when the 15-year sector outperformed. We also emphasized seasoned mortgages, which tended to help the portfolio, particularly during the latter part of the period, because they are less prone to prepayments than newly issued mortgages.

    As anticipated in the April semiannual report, we shifted the fund's emphasis to favor securities issued by the Government National Mortgage Association (GNMA) and the Federal Home Loan Mortgage Corporation (FHLMC) over the Federal National Mortgage Association (FNMA), as the former were more attractively priced.

 . Corporate Bonds. We continued to emphasize corporate bonds during the period because they offered incremental yield. Corporates represented 28.1% of the portfolio on October 31 compared with 17.1% for the Index.

 . Asset-Backed Securities (ABSs). We found the ABS sector attractive due to its high credit quality debt and incremental yield over Treasuries. As a result, we overweighted the sector relative to the Index, 9.9% versus 1.3%. Our ABS holdings included credit card receivables (5.8%) and automobile loan receivables (4.1%).

 . Emerging Market Debt. During the period, we added a 2.6% allocation in emerging market debt. We intend to keep the position relatively small and to carefully manage risk by emphasizing higher-credit, short-duration bonds (typically with average maturities of under five years). Thus far we have focused primarily on Latin American corporate debentures. In particular, we stressed Colombian bonds that were inexpensive relative to comparably rated U.S. credits. In our view, some Latin American debt had been unfairly penalized and therefore offered attractively priced bonds that the fund continued to own as of the end of the period. The fund also briefly held a Republic of Poland bond that was subsequently sold at a profit.

 . Agency Debentures. We established a small position in agency debentures (2.1%) in April, because we believed that they represented better relative value than Treasuries. During most of the period, the fund's underweighting in agency debentures versus the Index worked in its favor, because this sector underperformed Treasuries as spreads widened.

 . PAC CMOs and ARMs. The fund's position in planned amortization class collateralized mortgage obligations (PAC CMOs) declined from 1.7% of the portfolio a year ago to 0.9% on October 31, 1995. The percentage of PAC securities fell relative to total portfolio assets as the fund attracted new investments. During the period, we liquidated the portfolio's 1.9% position in adjustable rate mortgage securities (ARMs) in favor of other sectors that appeared to offer greater yield and return potential.

 . Duration. We have targeted the fund's duration to approximate that of the Index. Both were 4.8 years as of October 31.

 . Credit Quality. As of October 31, 58.9% of the portfolio was invested in government and agency securities, 9.9% in AAA securities and 0.4% in cash equivalents. To add incremental yield potential, 30.8% of the portfolio was invested in A and BBB securities, a significant overweighting versus the Index.

 . Prudent Use of Derivatives. As noted previously, the fund held a 9.9% position in asset-backed securities and a 0.9% position in PAC CMOs, both considered to be lower risk derivatives. During the period, we added very small positions in higher risk interest only (IO) and principal only (PO) CMOs (0.3% and 0.8% of the portfolio, respectively) for their potential incremental return. The fund also used covered mortgage dollar rolls (where

-------------------------------------------------------------------------------
GS Core Fixed Income Fund (continued)
-------------------------------------------------------------------------------


mortgage securities owned by the fund are sold and the fund simultaneously contracts to buy back similar mortgage securities with the same coupon on a specified future date) to provide incremental yield. At all times, we "cover" the mortgage dollar rolls by keeping cash or high-grade liquid debt securities equal to the dollar amount of the forward commitment in a segregated account with the fund's custodian.

Portfolio Outlook

    Looking forward, we are still cautiously optimistic regarding the corporate debt sector, based on the continuation of relatively strong corporate earnings despite the softening economy. Within the sector, we continue to favor industrial and financial issues over Yankees (dollar-denominated bonds issued in the U.S. by foreign banks and corporations) and utility bonds. We are also cautiously optimistic about the mortgage-backed securities market. Yield spreads of mortgage pass-throughs relative to Treasuries are currently very wide, but we remain concerned about prepayment risk. Additionally, we have a neutral outlook for the ABS sector over the next quarter. Though strong investor demand is likely to continue longer term, we believe the ABS sector may be affected by increases in consumer debt delinquencies and by year-end selling.

    We will continue to look for attractive investment opportunities in emerging markets. For the near term, we tend to favor Latin American debt over investment-grade bonds in Asia and eastern Europe, which we currently consider too expensive.

Distribution Policy

    During the 12-month period under review, the fund distributed $0.64 per share. Dividends are declared daily and paid on a monthly basis. The fund intends to distribute substantially all of its investment company taxable income, as required by tax law.

    We value your continued confidence in the GS Core Fixed Income Fund and look forward to reporting on the fund's progress in the coming year.

Sincerely,


/s/ Jonathan A. Beinner

Jonathan A. Beinner


/s/ Richard H. Buckholz

Richard H. Buckholz


/s/ C. Richard Lucy

C. Richard Lucy


/s/ Theodore T. Sotir

Theodore T. Sotir

Portfolio Managers
GS Core Fixed Income Fund
November 30, 1995
-------------------------------------------------------------------------------

Goldman Sachs Trust
-------------------------------------------------------------------------------
GS Core Fixed Income Fund
October 31, 1995

-------------------------------------------------------------------------------

In accordance with the requirements of the Securities and Exchange Commission, the following data is supplied for the periods ended October 31, 1995. The performance for the GS Core Fixed Income Fund based on the Fund's normal minimum initial investment of $50,000, is compared to its benchmark, the Lehman Brothers Aggregate Bond Index ("Lehman Aggregate Index"). All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate as market conditions change. The investment return and principal value of an investment will fluctuate with changes in market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                      HYPOTHETICAL $50,000 INVESTMENT/(a)/


                           [LINE GRAPH APPEARS HERE]

                     GS Core                Lehman
                Fixed Income Fund       Aggregate Index
  1/5/94             50,000                  50,000
10/31/94             48,498                  46,980
10/31/95             56,122                  54,332

                          Average Annual Total Return
                        --------------------------------
                        One Year    Since Inception/(a)/
                        --------------------------------
                         15.72%          6.54%

/(a)/ Commenced operations January 5, 1994.
-------------------------------------------------------------------------------

Statement of Investments
-------------------------------------------------------------------------------
GS Core Fixed Income Fund
October 31, 1995

-------------------------------------------------------------------------------
Principal                 Interest              Maturity
Amount                      Rate                  Date                Value
-------------------------------------------------------------------------------
Corporate Bonds--28.2%
Finance Bonds--19.1%
Bancponce Financial Corp.
$  500,000                  5.17%                07/15/96          $   496,150
BankAmerica Corp.
   200,000                  4.99                 05/17/99              199,118
Capital One Bank
   600,000                  8.63                 01/15/97              616,830
   500,000                  8.13                 02/27/98              518,910
Chrysler Financial Corp.
    50,000                  6.22                 10/27/97               50,136
   500,000                  6.10                 11/02/97              500,000
Comdisco Inc.
   600,000                  9.75                 01/15/97              624,798
   200,000                  7.33                 03/06/97              202,722
Continental Bank N.A.
   525,000                 11.25                 07/01/01              586,924
Corp. Andina de Fomento
   280,000                  7.25                 04/30/98              279,370
    60,000                  7.38                 07/21/00               60,167
Countrywide Funding Corp.
   125,000                  6.08                 07/14/99              123,881
   250,000                  8.43                 11/16/99              267,858
Financiera Energy Nacional
   530,000                  6.63                 12/13/96              526,025
First USA
   200,000                  5.05                 12/27/95              199,674
   400,000                  5.05                 12/29/95              399,324
   400,000                  6.88                 09/12/96              402,804
Ford Capital Corp.
   200,000                  9.38                 01/01/98              213,388
   600,000                  9.50                 07/01/01              686,688
General Motors Acceptance Corp.
   400,000                  7.50                 11/04/97              410,344
   275,000                  7.63                 03/09/98              283,740
   200,000                  7.13                 05/10/00              205,652
Golden West Financial Corp.
   600,000                  8.62                 08/30/98              635,418
Maybank, New York
   975,000                  7.13                 09/15/05              991,030
Security Pacific Corp.
   695,000                 11.50                 11/15/00              843,070
Corporate Bonds (continued)
Finance Bonds (continued)
Signet Banking Corp.
$  240,000                  9.63%                06/01/99          $   262,387
-------------------------------------------------------------------------------
                                                                   $10,586,408
-------------------------------------------------------------------------------
Industrial Bonds--8.5%
Auburn Hills Trust
$  360,000                 12.00%                05/01/20          $   539,770
Empresa Col Petroleos
   250,000                  7.25                 07/08/98              245,000
News America Holdings Inc.
   350,000                  9.13                 10/15/99              382,659
   500,000                  7.50                 03/01/00              517,620
RJR Nabisco Inc.
   175,000                  8.00                 07/15/01              176,444
   350,000                  8.62                 12/01/02              359,594
Tele-Communications Inc.
   400,000                  6.10                 05/15/96              399,532
Tenneco Inc.
   575,000                 10.00                 08/01/98              628,320
Time Warner Inc.
 1,225,000                  7.95                 02/01/00            1,273,473
   175,000                  7.98                 08/15/04              179,776
-------------------------------------------------------------------------------
                                                                   $ 4,702,188
-------------------------------------------------------------------------------
Utility Bonds--0.6%
Central Maine Power Co.
$  330,000                  7.45%                08/30/99          $   335,521
-------------------------------------------------------------------------------
Total Corporate Bonds
  (Cost $15,375,809)                                               $15,624,117
-------------------------------------------------------------------------------
Asset-Backed Securities--9.7%
Discover Card Trust Series 1991-C, Class A
$1,035,000                  7.20%                04/16/98          $ 1,035,135
Ford Credit Auto Loan Master Trust Series
 1995-1, Class A
   650,000                  6.50                 08/15/02              657,378
General Motors Acceptance Corp. Series 1994,
 Class A(a)
   831,244                  6.30                 06/15/99              833,239
General Motors Acceptance Corp. Series 1995,
 Class A
   185,548                  7.15                 03/15/00              187,487
Premier Auto Trust Series 1994-1, Class A3
   120,000                  4.75                 02/02/00              118,625
Premier Auto Trust Series 1995-1, Class A4
   360,000                  7.85                 02/04/98              368,132

Statement of Investments
-------------------------------------------------------------------------------
GS Core Fixed Income Fund (continued)
October 31, 1995

-------------------------------------------------------------------------------
Principal               Interest                Maturity
 Amount                   Rate                    Date                Value
-------------------------------------------------------------------------------
Asset-Backed Securities (continued)
Premier Auto Trust Series 1995-1, Class A5
  $80,000                 7.90%                  05/04/99        $    82,566
Sears Credit Card Master Trust, Series 1995-2, Class A
   550,000                8.10                   06/15/04            589,914
Sears Credit Card Master Trust, Series 1995-3, Class A
   300,000                7.00                   10/15/04            309,900
Standard Credit Card Trust, Series 1990-3, Class A
 1,120,000                9.50                   07/10/98          1,176,370
-------------------------------------------------------------------------------
Total Asset-Backed Securities
  (Cost $5,346,628)                                              $ 5,358,746
-------------------------------------------------------------------------------
Government Bonds--1.2%
Province of Quebec
$  520,000               13.25%                  09/15/14        $   656,250
-------------------------------------------------------------------------------
Total Government Bonds
  (Cost $656,517)                                                $   656,250
-------------------------------------------------------------------------------
Mortgage Backed Obligations--32.0%
Federal Home Loan Mortgage Corp. (FHLMC)
$2,000,000                7.50%                TBA-30 year(b)    $ 2,050,624
 3,000,002                7.00                   09/01/25          2,975,627
   500,000                7.50                   10/01/25            505,625
 1,000,000                8.00                   10/15/25          1,025,313
 2,000,000                8.00                 TBA-30 year(b)      2,022,500
Federal National Mortgage Association (FNMA)
   831,998                9.00                   08/01/06            872,558
   578,679                7.00                   11/01/24            573,616
FNMA Remic Trust Series 1993-58, Class G
   500,000                5.50                   12/25/20            476,100
FNMA Remic Trust Series 189, Class 1 Principal Only Strips
   519,544                4.55(c)                11/25/19            414,843
FNMA Remic Trust Series 189, Class 2 Principal Only Strips
   660,175                9.50(c)                11/01/19            151,698
Government National Mortgage Association
 1,000,000                7.50                 TBA-30 year(b)      1,012,812
 1,005,000                9.50                   06/15/17          1,081,318
   879,262                9.00                   07/15/17            932,292
   525,920                9.00                   02/15/21            555,503
 2,998,514                8.00                   08/15/24          3,087,534
--------------------------------------------------------------------------------
Total Mortgage Backed Obligations
  (Cost $17,570,371)                                             $17,737,963
--------------------------------------------------------------------------------
Sovereign Debt--0.5%
Republic of Colombia
$  260,000                9.25%                  02/15/00        $   261,542
--------------------------------------------------------------------------------
Total Sovereign Debt
  (Cost $260,400)                                                $   261,542
--------------------------------------------------------------------------------
U.S. Government Agency Obligations--2.1%
FHLMC
$  300,000                8.20%                  01/16/98        $   308,337
   250,000                6.83                   09/18/02            252,455
FNMA Medium Term Notes
   170,000                8.79                   01/30/02            172,946
Resolution Funding Corp. Principal Only Strips(c)
 1,160,000                6.78                   10/15/20            219,194
 1,140,000                6.78                   01/15/21            212,359
--------------------------------------------------------------------------------
Total U.S. Government Agency Obligations
  (Cost $1,116,619)                                              $ 1,165,291
--------------------------------------------------------------------------------
U.S. Treasury Obligations--24.7%
United States Treasury Bonds
$  100,000                6.40%                  08/15/20        $   128,125
   100,000                8.75                   08/15/20            128,125
   120,000                7.88                   02/15/21            141,263
    60,000                8.00                   11/15/21(d)          71,719
United States Treasury Interest Only Stripped Securities(c)
 2,250,000                6.43                   08/15/09            943,313
   350,000                6.48                   11/15/10            134,537
United States Treasury Notes
   750,000                7.25                   11/15/96            762,188
 2,790,000                7.38                   11/15/97          2,881,121
   830,000                7.75                   01/31/00            889,528
 2,080,000                6.25                   02/15/03          2,116,733
United States Treasury Principal Only Stripped Securities(c)
    40,000                5.65                   11/15/97             35,706
   400,000                6.15                   11/15/04            231,060
 6,320,000                6.17                   11/15/04          3,650,748
 1,010,000                6.63                   05/15/20            203,576
 6,940,000                6.63                   08/15/20          1,376,203
--------------------------------------------------------------------------------
Total U.S. Treasury Obligations
  (Cost $13,147,205)                                             $13,693,945
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

-------------------------------------------------------------------------------
GS Core Fixed Income Fund (continued)
October 31, 1995

-------------------------------------------------------------------------------
Principal               Interest                Maturity
 Amount                   Rate                    Date                Value
-------------------------------------------------------------------------------
Repurchase Agreement--10.1%
Joint Repurchase Agreement Account(a)
$5,600,000                5.93%                  11/01/95        $ 5,600,000
-------------------------------------------------------------------------------
Total Repurchase Agreement
  (Cost $5,600,000)                                              $ 5,600,000
-------------------------------------------------------------------------------
Total Investments
  (Cost $59,073,549(e))                                          $60,097,854
===============================================================================

Futures contracts open at October 31, 1995 are as follows:

                                 Number of
                                 Contracts
                                Long (Short)   Settlement Month     Unrealized
          Type                       (f)                            Gain (Loss)
------------------------------  -------------  ------------------  -------------
Euro Dollars                          3         September 1997         ($150)
Euro Dollars                          3         December 1997           (225)
2-Year U.S. Treasury Notes            3         December 1995            188
5-Year U.S. Treasury Notes            6         December 1995          5,281
10-Year U.S. Treasury Notes          12         December 1995         10,875
U..S. Treasury Bond                  (5)        December 1995        (35,313)
--------------------------------------------------------------------------------
                                                                    ($19,344)
================================================================================

Federal Income Tax Information:
================================================================================
Gross unrealized gain for investments in which value exceeds cost    $1,035,697
Gross unrealized loss for investments in which cost exceeds value      (15,571)
--------------------------------------------------------------------------------
Net unrealized gain                                                  $1,020,126
================================================================================

(a) Portions of these securities are being segregated for open TBA purchases and mortgage dollar rolls.
(b) TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally + / -2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
(c) The interest rate disclosed for these securitites represents effective yields to maturity.
(d) Portions of these securities are being segregated for futures margin requirements.
(e) The aggregate cost for federal income tax purposes is $59,077,728.
(f) Each 2-Year U.S. Treasury Note contract represents $200,000, in notional par value. Each 5-Year U.S. Treasury Note, 10-Year U.S. Treasury Note and U.S. Treasury Bond contract represents $100,000 in notional par value. Each Euro Dollar contract represents $1,000,000 in notional par value. The total net notional amount and net market value at risk for the futures contracts shown above are $7,900,000 and $3,447,201, respectively. The determination of notional amounts does not consider market risk factors and therefore notional amounts as presented here are indicative only of volume of activity and not a measure of market risk.

The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Assets and Liabilities
October 31, 1995

--------------------------------------------------------------------------------

                                                                          GS Adjustable   GS Short-Term    GS Short      GS Core
                                                                              Rate         Government      Duration       Fixed
                                                                           Government        Agency        Tax-Free      Income
                                                                           Agency Fund        Fund           Fund         Fund
                                                                          =======================================================
Assets:
Investments in securities, at value (cost $676,175,134, $97,819,981,
 $71,763,971 and $59,073,549, respectively)                                $668,520,312   $ 97,786,174   $72,362,466   $60,097,854
Receivables:
  Investment securities sold                                                  2,522,537      7,389,364     7,084,752       501,611
  Interest                                                                    4,758,629      1,877,430       810,907       693,394
  Fund shares sold                                                            1,816,089             --            --            --
Cash                                                                            834,124         24,111        58,457        46,820
Deferred organization expenses, net                                              20,848             --        43,483        77,914
Other assets                                                                    363,405        227,642       116,718        76,278
----------------------------------------------------------------------------------------------------------------------------------
    Total assets                                                            678,835,944    107,304,721    80,476,783    61,493,871
----------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payables:
  Dividends                                                                   1,964,420        262,952        80,916            --
  Investment securities purchased                                                    --      3,077,455    21,417,313     5,942,377
  Fund shares repurchased                                                       350,373        139,117         1,099            --
  Investment adviser fees                                                       230,618         35,221        20,005        18,684
  Transfer agent fees                                                            79,466             --         2,000         1,868
  Authorized dealer service fees                                                  3,162             --            --            --
Accrued expenses and other liabilities                                           74,887         29,946        66,141        28,664
----------------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                         2,702,926      3,544,691    21,587,474     5,991,593
----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
Paid in capital                                                             733,171,454    116,985,113    62,694,923    53,994,311
Accumulated undistributed (distributions in excess of) net
 investment income                                                           (2,129,902)       708,450        67,398        40,202
Accumulated net realized gain (loss) on investment and futures
  transactions                                                              (46,579,546)   (13,973,992)   (4,471,507)      462,804
Net unrealized gain (loss) on investments and futures                        (8,328,988)        40,459       598,495     1,004,961
----------------------------------------------------------------------------------------------------------------------------------
    Net assets                                                             $676,133,018   $103,760,030   $58,889,309   $55,502,278
==================================================================================================================================
Net asset value, offering and redemption price per share
Institutional shares                                                              $9.77          $9.82         $9.94        $10.00
Administration shares                                                             $9.77             --         $9.94            --
Service shares                                                                       --             --         $9.95            --
Class A shares(a)                                                                 $9.77             --            --            --
==================================================================================================================================
Shares Outstanding:
Institutional shares                                                         67,312,163     10,567,526     5,871,894     5,549,690
Administration shares                                                           365,725             --         4,614            --
Service shares                                                                       --             --        45,968            --
Class A shares                                                                1,556,301             --            --            --
----------------------------------------------------------------------------------------------------------------------------------
    Total shares of beneficial interest outstanding, $.001 par value
     (unlimited number of shares authorized)                                 69,234,189     10,567,526     5,922,476     5,549,690
==================================================================================================================================

(a) Maximum public offering price per share (NAV per share *1.0152) for Class A shares of GS Adjustable Rate Government Agency Fund is $9.92.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Statements of Operations
For the Year Ended October 31, 1995

--------------------------------------------------------------------------------

                                                                          GS Adjustable   GS Short-Term    GS Short      GS Core
                                                                              Rate         Government      Duration       Fixed
                                                                           Government        Agency        Tax-Free      Income
                                                                           Agency Fund        Fund           Fund         Fund
                                                                          =======================================================
Investment income:
Interest                                                                   $45,991,431    $ 9,467,818    $3,112,135    $2,402,498
---------------------------------------------------------------------------------------------------------------------------------
    Total income                                                            45,991,431      9,467,818     3,112,135     2,402,498
---------------------------------------------------------------------------------------------------------------------------------
Expenses:
Investment adviser fees                                                      2,947,492        646,364       260,970       137,158
Distribution fees                                                               17,967             --            --            --
Authorized dealer service fees                                                  17,967             --            --            --
Administration share fees                                                       12,632            425         1,244            --
Service share fees                                                                  --             --         2,847            --
Transfer agent fees                                                            306,662             --        26,098        13,716
Custodian fees                                                                 202,330         53,175        40,586        46,412
Professional fees                                                               73,276         79,913        37,300        49,918
Printing fees                                                                   84,609         30,942        42,972        37,167
Registration fees                                                                7,192         71,103        42,630        12,708
Amortization of deferred organization expenses                                  29,381             --        22,673        25,947
Trustees' fees                                                                  53,525          6,783         1,989           690
Other                                                                          221,317         42,713        31,511         7,056
---------------------------------------------------------------------------------------------------------------------------------
    Total expenses                                                           3,974,350        931,418       510,820       330,772
    Less--expenses reimbursable and fees waived by Goldman Sachs              (569,372)      (349,267)     (213,139)     (176,469)
---------------------------------------------------------------------------------------------------------------------------------
    Net expenses                                                             3,404,978        582,151       297,681       154,303
---------------------------------------------------------------------------------------------------------------------------------
    Net investment income                                                   42,586,453      8,885,667     2,814,454     2,248,195
---------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment and
 futures transactions:
Net realized gain (loss) from:
  Investment transactions                                                   (6,834,903)    (4,027,343)     (472,312)      908,346
  Futures transactions                                                      (5,165,576)        (2,831)           --        12,784
Net change in unrealized gain (loss) on:
  Investments                                                               16,816,889      5,661,425     1,270,197     1,682,520
  Futures                                                                     (678,522)        74,266            --       (19,344)
---------------------------------------------------------------------------------------------------------------------------------
    Net realized and unrealized gain on investment and futures
     transactions                                                            4,137,888      1,705,517       797,885     2,584,306
---------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                   $46,724,341    $10,591,184    $3,612,339    $4,832,501
=================================================================================================================================

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
For the Year Ended October 31, 1995

--------------------------------------------------------------------------------

                                                                       GS Adjustable    GS Short-Term     GS Short       GS Core
                                                                           Rate          Government       Duration        Fixed
                                                                        Government         Agency         Tax-Free       Income
                                                                        Agency Fund         Fund            Fund          Fund
                                                                       ===========================================================
From Operations:
Net investment income                                                   $  42,586,453   $   8,885,667   $  2,814,454   $ 2,248,195
Net realized gain (loss) from investment and futures transactions         (12,000,479)     (4,030,174)      (472,312)      921,130
Net change in unrealized gain on investments and futures                   16,138,367       5,735,691      1,270,197     1,663,176
----------------------------------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations                   46,724,341      10,591,184      3,612,339     4,832,501
----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders from:
Net investment income
  Institutional shares                                                    (42,629,917)     (8,684,213)    (2,771,793)   (2,253,625)
  Administration shares                                                      (278,448)        (11,164)       (20,584)           --
  Service shares                                                                   --              --        (22,077)           --
  Class A shares                                                             (425,863)             --             --            --
In excess of net investment income
  Institutional shares                                                     (2,124,188)             --             --            --
  Administration shares                                                       (13,875)             --             --            --
  Class A shares                                                              (21,220)             --             --            --
----------------------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders                                   (45,493,511)     (8,695,377)    (2,814,454)   (2,253,625)
----------------------------------------------------------------------------------------------------------------------------------
From Share Transactions:
Net proceeds from sales of shares                                         456,762,969      49,034,023     36,468,900    30,256,879
Proceeds from reorganizations                                              37,593,780              --             --            --
Reinvestment of dividends and distributions                                21,273,685       4,993,443      1,873,154     2,232,160
Cost of shares repurchased                                               (790,211,526)   (145,988,674)   (67,865,169)   (4,073,379)
----------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
     shares transactions                                                 (274,581,092)    (91,961,208)   (29,523,115)   28,415,660
----------------------------------------------------------------------------------------------------------------------------------
    Total increase (decrease)                                            (273,350,262)    (90,065,401)   (28,725,230)   30,994,536
Net Assets:
Beginning of year                                                         949,483,280     193,825,431     87,614,539    24,507,742
----------------------------------------------------------------------------------------------------------------------------------
End of year                                                             $ 676,133,018   $ 103,760,030   $ 58,889,309   $55,502,278
==================================================================================================================================
Accumulated undistributed (distributions in excess of) net investment
 income                                                                 $  (2,129,902)  $     708,450   $     67,398   $    40,202
==================================================================================================================================
Summary of Share Transactions:
  Shares sold                                                              46,809,171       5,072,030      3,733,382     3,077,397
  Shares exchanged in reorganizations                                       3,843,169              --             --            --
  Reinvestment of dividends and distributions                               2,181,117         516,178        190,942       230,595
  Shares repurchased                                                      (81,125,615)    (15,135,663)    (6,950,294)     (411,156)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding                             (28,292,158)     (9,547,455)    (3,025,970)    2,896,836
==================================================================================================================================

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Statement of Changes in Net Assets (continued)
For the Year Ended October 31, 1994
--------------------------------------------------------------------------------



                                            GS Adjustable                GS Short-Term            GS Short             GS Core
                                            Rate                         Government               Duration             Fixed
                                            Government                   Agency                   Tax-Free             Income
                                            Agency Fund                  Fund                     Fund                 Fund(a)
-----------------------------------------------------------------------------------------------------------------------------------

From Operations:
Net investment income                      $    74,486,356                $  15,104,529           $   4,367,575        $   912,083
Net realized loss from
 investment and futures
 transactions                                  (21,946,744)                  (9,489,099)             (3,998,966)          (458,326)
Net change in unrealized
 loss on investments                           (23,081,906)                  (3,394,603)               (773,951)          (658,215)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
 net assets resulting from
 operations                                     29,457,706                    2,220,827                (405,342)          (204,458)
----------------------------------------------------------------------------------------------------------------------------------
Distributions to
 Shareholders from:
Net investment income
Institutional shares                           (73,960,549)                 (14,220,333)             (4,170,854)          (912,083)
Administration shares                             (304,939)                    (674,883)               (193,928)                --
Service shares                                          --                           --                  (2,793)                --
Net realized gain on
 investment and futures
 transactions
Institutional shares                                    --                   (1,416,326)               (931,790)                --
Administration shares                                   --                      (66,034)                   (784)                --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions to
 shareholders                                  (74,265,488)                 (16,377,576)             (5,300,149)          (912,083)
----------------------------------------------------------------------------------------------------------------------------------
From Share Transactions:
Proceeds from sales of
 shares                                      1,013,097,417                   97,865,803             117,286,528         24,765,017
Reinvestment of dividends
 and distributions                              30,771,600                   10,376,478               4,009,244            911,363
Cost of shares repurchased                  (2,815,775,329)                (276,458,244)           (144,689,428)           (52,097)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
 net assets resulting from
 share transactions                         (1,771,906,312)                (168,215,963)            (23,393,656)        25,624,283
----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease)                   (1,816,714,094)                (182,372,712)            (29,099,147)        24,507,742
Net Assets:
Beginning of period                          2,766,197,374                  376,198,143             116,713,686                 --
----------------------------------------------------------------------------------------------------------------------------------
End of period                              $   949,483,280                $ 193,825,431           $  87,614,539        $24,507,742
==================================================================================================================================
Accumulated undistributed
 net investment income                     $       747,775                $     481,675           $      44,725        $    20,085
==================================================================================================================================
Summary of Share
 Transactions:
Shares sold                                    102,107,323                    9,829,690              11,568,942          2,561,774
Reinvestment of dividends
 and distributions                               3,113,434                    1,051,206                 400,203             96,676
Shares repurchased                            (284,303,787)                 (27,853,643)            (14,425,718)            (5,596)
----------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease)
  in shares outstanding                       (179,083,030)                 (16,972,747)             (2,456,573)         2,652,854
----------------------------------------------------------------------------------------------------------------------------------

(a)For the period from January 5, 1994 (Commencement of Operations) to October 31, 1994.

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------
October 31, 1995
--------------------------------------------------------------------------------

1.  Organization

    Goldman Sachs Trust (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940 (as amended) as an open-end, management investment company. Included in this report are the financial statements for the GS Adjustable Rate Government Agency Fund, GS Short-Term Government Agency Fund, GS Short Duration Tax-Free Fund and GS Core Fixed Income Fund, collectively, ("the Funds"). The Funds are diversified portfolios of the Trust offering three classes of shares - Institutional shares, Administration shares and Service shares. In addition, the GS Adjustable Rate Government Agency Fund offers Class A shares.

2.  Significant Accounting Policies

    The following is a summary of significant accounting policies consistently followed by the Funds which are in conformity with those generally accepted in the investment company industry:

    A.  Investment Valuation
    ------------------------
    Investments in mortgage backed, asset backed and U.S. Treasury obligations are valued based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trust's Board of Trustees. Other portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Portfolio securities for which accurate market quotations are not readily available are valued in accordance with the Trust's valuation procedures. Short-term debt obligations maturing in sixty days or less are valued at amortized cost.

    B.  Security Transactions and Investment Income
    -----------------------------------------------
    Security transactions are recorded on trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on the basis of interest accrued. Premiums on interest-only securities and on collateralized mortgage obligations with nominal principal amounts are amortized, on an effective yield basis, over the expected lives of the respective securities, taking into account actual principal prepayment experience and estimates of future principal prepayments. Certain mortgage security paydown gains and losses are taxable as ordinary income. Such paydown gains and losses increase or decrease taxable ordinary income available for distribution and are classified as interest income in the accompanying Statements of Operations. Original issue discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security. Market premiums resulting from the purchase of long-term debt securities are amortized to interest income over the life of the security with a corresponding decrease in the cost basis of that security for GS Short Duration Tax-Free Fund. Market discounts and market premiums on debt securities, other than mortgage backed securities, are amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security for GS Core Fixed Income Fund.

    C.  Mortgage Dollar Rolls
    -------------------------
    The Funds, with the exception of the GS Short Duration Tax-Free Fund, may enter into mortgage "dollar rolls" in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account, until the settlement date, cash or liquid, high grade debt securities in an amount equal to the forward purchase price. For financial reporting and tax reporting purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

    D.  Futures Contracts
    ---------------------
    The Funds may enter into futures transactions for hedging purposes or, except for futures transactions on currencies by the GS Core Fixed Income Fund, to seek to increase total return as permitted by CFTC regulations. The Funds may also use futures contracts to manage their exposure to fluctuations in interest rates and in the case of the GS Core Fixed Income Fund, currency values. The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. The underlying total net notional amount and net market value at risk for outstanding futures contracts at October 31, 1995 are noted on the appropriate Schedules of Investments.

    Upon entering into a futures contract, a Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the contract, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair market value of the contract, in which case the position will be valued using methods as approved by the Board of Trustees.

    Certain risks may arise upon entering into futures contracts. The predominant risk is that the changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds' hedging strategies and may also result in a loss to the Funds.

    E.  Deferred Organization Expenses
    ----------------------------------
    Organization-related costs are being amortized on a straight-line basis over a period of five years.

    F.  Expenses
    ------------
    Expenses incurred by the Trust that do not specifically relate to an individual portfolio of the Trust are allocated to the portfolios based on each portfolio's relative average net assets for the period.

    Shareholders of Administration shares and Service shares bear all expenses and fees paid to service organizations for their services with respect to such shares as well as other expenses (subject to expense limitations) which are directly attributable to such shares. For the GS Adjustable Rate Government Agency Fund, shareholders of Class A shares bear all expenses and fees relating to the distribution and authorized dealer service plans as well as other expenses which are directly attributable to such shares.

    G.  Federal Taxes
    -----------------
    It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable and tax-exempt income to its shareholders. Accordingly, no federal tax provisions are required. The characterization of distributions to shareholders for financial statement purposes as either from or in excess of net investment income or net realized gain on investment transactions, or from capital, depends on the type of book/tax differences that may exist as well as timing differences associated with having different book and tax year ends.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Notes to Financial Statements (continued)
October 31, 1995

-------------------------------------------------------------------------------


    At October 31, 1995, the Funds had approximately the following amounts of capital loss carryforward for U.S. Federal tax purposes:

                                                  Years of
Fund                               Amount         Expiration
------------------------------     -----------   -----------
GS Adjustable Rate
 Government Agency Fund            $38,311,000    2000-2002
GS Short-Term Government
 Agency Fund                       $11,136,000    2002
GS Short Duration Tax-Free
 Fund                              $ 3,999,000    2002

    These amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

    3.  Agreements

    Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser for the GS Adjustable Rate Government Agency and GS Short-Term Government Agency Funds pursuant to Investment Advisory Agreements. Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman Sachs, serves as the investment adviser for the GS Short Duration Tax-Free and GS Core Fixed Income Funds pursuant to Investment Advisory Agreements. Under the Investment Advisory Agreements, the adviser, subject to the general supervision of the Trust's Board of Trustees, manages the Funds' portfolios and provides for the administration of the Funds' other affairs. As compensation for the services rendered under the Investment Advisory Agreements and the assumption of the expenses related thereto, the adviser is entitled to a fee, computed daily and payable monthly at an annual rate equal to .40% of average daily net assets of GS Adjustable Rate Government Agency, GS Short Duration Tax-Free and GS Core Fixed Income Funds and
 .50% of average daily net assets of GS Short-Term Government Agency Fund. Until further notice, GSFM has voluntarily agreed not to impose .10% of its investment advisory fee for the GS Short-Term Government Agency Fund. For the period ended October 31, 1995, investment advisory fees of $129,273 were waived for the GS Short-Term Government Agency Fund.

    The adviser has voluntarily agreed to limit certain of the Funds' expenses (excluding investment advisory fees, taxes, interest, brokerage, litigation, administrative and service fees, indemnification and other extraordinary expenses and with respect to GS Adjustable Rate Government Agency Class A shares, distribution and authorized dealer service fees) to the extent that such expenses exceed .05% per annum of each Fund's average daily net assets. For the year ended October 31, 1995, the amount of reimbursed expenses for the GS Adjustable Rate Government Agency, GS Short-Term Government Agency, GS Short Duration Tax-Free and GS Core Fixed Income Funds were $551,405, $219,994, $213,139 and $176,469, respectively. The amounts reimbursable to the GS Adjustable Rate Government Agency, GS Short-Term Government Agency, GS Short Duration Tax-Free and the GS Core Fixed Income Funds at October 31, 1995 were approximately $178,000, $79,000, $18,000 and $41,000, respectively, and are included in "Other assets" in the accompanying Statements of Assets and Liabilities.

    Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement and receives no compensation in this capacity with the exception of GS Adjustable Rate Government Agency Fund Class A shares. At October 31, 1995, Goldman Sachs retained approximately $40,000 of sales load related to Class A shares. Goldman Sachs also serves as Transfer Agent of the Funds.

    The Trust, on behalf of the GS Adjustable Rate Government Agency Fund, has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 for the Class A shares. Under the Plan, Goldman Sachs is entitled to receive a quarterly distribution fee equal, on an annual basis, to .25% of the average daily net assets of Class A shares. Currently, Goldman Sachs has agreed to voluntarily waive this distribution fee. Distribution fees waived for the period amounted to $17,967.

    The Trust, on behalf of the GS Adjustable Rate Government Agency Fund, has adopted a non-Rule 12b-1 Authorized Dealer Service Plan (the "Service Plan") pursuant to which Goldman Sachs and Authorized Dealers are compensated for providing personal and account maintenance services. GS Adjustable Rate Government Agency Fund pays a fee under the Service Plan equal, on an annual basis, to .25% of its average daily net assets attributable to Class A shares.

    For the period ended October 31, 1995, GS Adjustable Rate Government Agency Fund, GS Short-Term Government Agency Fund and GS Core Fixed Income Fund incurred commissions expense of approximately $91,000, $2,800, and $900, respectively, in connection with futures contracts entered into with Goldman Sachs.

4.  Line of Credit Facility

    The Funds participate in a $100,000,000 uncommitted, unsecured revolving line of credit facility to be used solely for temporary or emergency purposes. Under the most restrictive arrangement, each fund must own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the Federal Funds rate. During fiscal year 1995, the Funds did not have any borrowings under this facility.

5.  Investment Transactions

    Purchases and proceeds of sales or maturities of long-term securities for the year ended October 31, 1995, were as follows:

----------------------------------------------------------------------------------------------
                                GS Adjustable          GS              GS
                                    Rate           Short-Term         Short           GS
                                 Government        Government        Duration     Core Fixed
                                   Agency            Agency          Tax-Free       Income
                                    Fund               Fund            Fund          Fund
----------------------------------------------------------------------------------------------
Purchases of U.S.
  Government and
  agency obligations           $ 168,570,797      $363,854,703      $    --       $132,227,192
----------------------------------------------------------------------------------------------
Purchases (excluding
  U.S. Government and
  agency obligations)                --                --            160,557,538    26,393,743
----------------------------------------------------------------------------------------------
Sales or maturities of
  U.S. Government and
  agency obligations             496,940,962       420,674,507           --        114,081,532
----------------------------------------------------------------------------------------------
Sales or maturities
  (excluding U.S.
  Government and
  agency obligations)                --                --            185,231,508    16,705,497
----------------------------------------------------------------------------------------------

6.  Summary of Share Transactions

    Share activity for the period ended October 31, 1995 is as follows:

Fund                                                        Dollars         Shares
--------------------------------------------------------------------------------------
GS Adjustable Rate Government Agency Fund
Institutional Shares:
  Shares sold                                            $ 445,293,934     45,635,666
  Shares exchanged in reorganization                        18,823,725      1,926,438
  Reinvestment of dividends and distributions               20,730,137      2,125,494
  Shares repurchased                                      (771,265,543)   (79,186,935)
                                                         ----------------------------
                                                          (286,417,747)   (29,499,337)
                                                         ----------------------------
Administration Shares:
  Shares sold                                                  648,042         66,628
  Shares exchanged in reorganization                         1,561,584        159,814
  Reinvestment of dividends and distributions                  124,368         12,743
  Shares repurchased                                        (5,731,937)      (588,307)
                                                         ----------------------------
                                                            (3,397,943)      (349,122)
                                                         ----------------------------
Class A Shares:
  Shares sold                                               10,820,993      1,106,877
  Shares exchanged in reorganization                        17,208,471      1,756,917
  Reinvestment of dividends and distributions                  419,180         42,880
  Shares repurchased                                       (13,214,046)    (1,350,373)
                                                         ----------------------------
                                                            15,234,598      1,556,301
                                                         ----------------------------
                                                         $(274,581,092)   (28,292,158)
                                                         ============================
GS Short-Term Government Agency Fund
Institutional Shares:
  Shares sold                                            $  49,032,419      5,071,865
  Reinvestment of dividends and distributions                4,993,225        516,155
  Shares repurchased                                      (145,260,300)   (15,059,774)
                                                         ----------------------------
                                                           (91,234,656)    (9,471,754)
                                                         ----------------------------
Administration Shares:
  Shares sold                                                    1,604            165
  Reinvestment of dividends and distributions                      218             23
  Shares repurchased                                          (728,374)       (75,889)
                                                         ----------------------------
                                                              (726,552)       (75,701)
                                                         ----------------------------
                                                         $ (91,961,208)    (9,547,455)
                                                         ============================

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
October 31, 1995
--------------------------------------------------------------------------------

GS Short Duration Tax-Free Fund
Institutional Shares:
  Shares sold                                    $    18,780,011      1,920,432
  Reinvestment of dividends and distributions          1,860,104        189,624
  Shares repurchased                                 (46,762,899)    (4,787,105)
                                                 ------------------------------
                                                     (26,122,784)    (2,677,049)
                                                 ------------------------------
Administration Shares:
  Shares sold                                                 --             --
  Reinvestment of dividends and distributions              2,483            246
  Shares repurchased                                  (3,800,930)      (390,639)
                                                 ------------------------------
                                                      (3,798,447)      (390,393)
                                                 ------------------------------
Service Shares:
  Shares sold                                         17,688,889      1,812,950
  Reinvestment of dividends and distributions             10,567          1,072
  Shares repurchased                                 (17,301,340)    (1,772,550)
                                                 ------------------------------
                                                         398,116         41,472
                                                 ------------------------------
                                                 $   (29,523,115)    (3,025,970)
                                                 ==============================

-------------------------------------------------------------------------------
Share activity for the year ended October 31, 1994 is as follows:


Fund                                                 Dollars          Shares
-------------------------------------------------------------------------------
GS Adjustable Rate Government Agency Fund
Institutional Shares:
  Shares sold                                    $ 1,004,949,426    101,283,294
  Reinvestment of dividends and distributions         30,671,269      3,103,267
  Shares repurchased                              (2,809,311,423)  (283,651,840)
                                                 ------------------------------
                                                  (1,773,690,728)  (179,265,279)
                                                 ------------------------------
Administration Shares:
  Shares sold                                          8,147,991        824,029
  Reinvestment of dividends and distributions            100,331         10,167
  Shares repurchased                                  (6,463,906)      (651,947)
                                                 ------------------------------
                                                       1,784,416        182,249
                                                 ------------------------------
                                                 $(1,771,906,312)  (179,083,030)
                                                 ==============================
GS Short-Term Government Agency Fund
Institutional Shares:
  Shares sold                                    $    97,738,708      9,816,887
  Reinvestment of dividends and distributions         10,373,791      1,050,930
  Shares repurchased                                (261,183,718)   (26,290,525)
                                                 ------------------------------
                                                 $  (153,071,219)   (15,422,708)
                                                 ------------------------------

Administration Shares:
  Shares sold                                    $       127,095         12,803
  Reinvestment of dividends and distributions              2,687            276
  Shares repurchased                                 (15,274,526)    (1,563,118)
                                                 ------------------------------
                                                     (15,144,744)    (1,550,039)
                                                 ------------------------------
                                                 $  (168,215,963)   (16,972,747)
                                                 ==============================
GS Short Duration Tax-Free Fund
Institutional Shares:
  Shares sold                                    $   100,275,689      9,879,219
  Reinvestment of dividends and distributions          4,003,867        399,664
  Shares repurchased                                (130,867,805)   (13,045,936)
                                                 ------------------------------
                                                     (26,588,249)    (2,767,053)
                                                 ------------------------------
Administration Shares:
  Shares sold                                         12,399,454      1,221,381
  Reinvestment of dividends and distributions              5,160            517
  Shares repurchased                                  (9,256,757)      (915,914)
                                                 ------------------------------
                                                       3,147,857        305,984
                                                 ------------------------------
Service Shares:
  Shares sold                                          4,611,385        468,342
  Reinvestment of dividends and distributions                217             22
  Shares repurchased                                  (4,564,866)      (463,868)
                                                 ------------------------------
                                                          46,736          4,496
                                                 ------------------------------
                                                 $   (23,393,656)    (2,456,573)
                                                 ==============================


7.  Repurchase Agreements

    During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping in the customer-only account of State Street Bank & Trust Co., the Fund's custodian, or at subcustodians. GSFM and GSAM monitor the market value of the underlying securities by pricing them daily.

8.  Joint Repurchase Agreement Account

    The Funds, together with other registered investment companies having advisory agreements with GSFM and

GSAM or their affiliates, transfer uninvested cash balances into a joint account, the daily aggregate balance of which is invested in one or more repurchase agreements. The underlying securities for the repurchase agreements are U.S. Treasury obligations and mortgage-related securities issued by the U.S. Government, its agencies or instrumentalities. As of October 31, 1995, the GS Adjustable Rate Government Agency, GS Short-Term Government Agency and GS Core Fixed Income Funds had an 0.89%, 0.03% and 0.31%, respectively, undivided interest in the repurchase agreements in the following joint account which equaled $16,000,000, $500,000 and $5,600,000, respectively, in principal amount.

    As of October 31, 1995, the repurchase agreements in the joint account along with the corresponding underlying securities (including the type of security, market value, interest rate and maturity date) were as follows:

Principal           Interest          Maturity          Amortized
Amount                Rate              Date              Cost
--------------------------------------------------------------------------------
Lehman Brothers, Inc. dated 10/31/95, repurchase price $965,159,225 (U.S. Treasury Notes: $955,186,569, 4.25%-9.50%, 11/15/95-08/15/02; U.S. Treasury
Interest-Only Strips:$19,548,855, 11/15/00-08/15/02; U.S. Treasury Principal-Only Strips:$6,376,719, 6.38%-8.50%, 11/15/00-08/15/02))

$965,000,000          5.94%           11/01/95        $   965,000,000

Salomon Brothers, Inc. dated 10/31/95, repurchase price $830,136,489 (U.S. Treasury Notes: $383,210,541, 4.25%-8.87%, 11/15/95-08/31/00; U.S. Treasury
Interest-Only Strips: $356,333,527, 11/15/95-08/15/02; U.S. Treasury Principal-Only Strips: $107,445,042, 6.38%-9.50%, 11/15/95-08/15/02)

$830,000,000          5.92%           11/01/95        $   830,000,000
--------------------------------------------------------------------------------
Total Joint Repurchase Agreement Account              $ 1,795,000,000
================================================================================

9.  Administration and Service Plans

    The Fund has adopted Administration and Service Plans. These plans allow for Administration shares and Service shares, respectively, to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Administration and Service Plans provide for compensation to the service organizations in an amount up to .25% and .50% (on an annualized basis), respectively, of the average daily net asset value of the respective shares.

10. Other Matters

    On April 28, 1995, the GS Adjustable Rate Government Agency Fund acquired the assets of GS Government Agency Portfolio (For Financial Institutions) in exchange solely for (i) the issuance of Institutional shares and Administration shares of beneficial interest of the GS Adjustable Rate Government Agency Fund and (ii) the assumption by GS Adjustable Rate Government Agency Fund of the liabilities of GS Government Agency Portfolio (For Financial Institutions). Following this transfer, GS Government Agency Portfolio (For Financial Institutions) was liquidated and GS Adjustable Rate Government Agency Fund's Institutional and Administration shares were distributed to the former shareholders of GS Government Agency Portfolio (For Financial Institutions).

    The Reorganization was accomplished by a tax-free transfer of assets whereby each shareholder of GS Government Agency Portfolio (For Financial Institutions) received a number of full and fractional shares of GS Adjustable Rate Government Agency Fund having a total net asset value of their shares of GS Government Agency Portfolio (For Financial Institutions) held on April 28, 1995. The net assets, including $370,489 of unrealized depreciation for the GS Government Agency Portfolio (For Financial Institutions), net asset values per share and shares outstanding as of April 28, 1995 were:

-------------------------------------------------------------------------------
                            GS Government
                               Agency
                              Portfolio       GS Adjustable    GS Adjustable
                           (For Financial    Rate Government  Rate Government
                            Institutions)     Agency Fund       Agency Fund
                               (Pre-             (Pre-            (Post-
                           Reorganization)   Reorganization)  Reorganization)
                           ---------------   ---------------  ---------------
Net Assets                   $20,385,309       $673,292,455     $693,677,764
Shares Outstanding
  Institutional Shares         1,912,506         68,506,367       70,432,805
  Administration Shares          158,661            401,122          560,936
Net Asset Value Per Share
  Institutional Shares              9.84               9.77             9.77
  Administration Shares             9.84               9.77             9.77
-------------------------------------------------------------------------------

Goldman Sachs Trust
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
October 31, 1995
--------------------------------------------------------------------------------
    On May 11, 1995, shareholders of the GS Adjustable Rate Mortgage Fund approved a Plan of Reorganization (the Plan) which was completed on May 12, 1995. Under the Plan, GS Adjustable Rate Mortgage Fund was reorganized as a separate class (Class A) of the GS Adjustable Rate Government Agency Fund. GS Adjustable Rate Mortgage Fund's assets were acquired by GS Adjustable Rate Government Agency Fund in exchange solely for (i) the issuance of Class A shares of beneficial interest of GS Adjustable Rate Government Agency Fund and (ii) the assumption by GS Adjustable Rate Government Agency Fund of the liabilities of GS Adjustable Rate Mortgage Fund. Following this transfer, GS Adjustable Rate Mortgage Fund was liquidated and the GS Adjustable Rate Government Agency Fund Class A shares were distributed to the former shareholders of GS Adjustable Rate Mortgage Fund.

    The Reorganization was accomplished by a tax-free transfer of assets whereby each shareholder of GS Adjustable Rate Mortgage Fund received a number of Class A full and fractional shares of GS Adjustable Rate Government Agency Fund having a total net asset value of their shares of GS Adjustable Rate Mortgage Fund held as of May 12, 1995. The net assets, including $45,684 of net unrealized depreciation for the GS Adjustable Rate Mortgage Fund, net asset values per share and shares outstanding as of May 12, 1995 were:

-------------------------------------------------------------------------------
                              GS Adjustable    GS Adjustable     GS Adjustable
                              Rate Mortgage   Rate Government   Rate Government
                                  Fund          Agency Fund       Agency Fund
                                  (Pre-            (Pre-            (Post-
                             Reorganization)  Reorganization)   Reorganization)
                             ---------------  ---------------   ---------------
Net Assets                     $17,208,471      $727,300,372      $744,508,843
Shares Outstanding
  Institutional Shares                  --        73,743,084        73,743,084
  Administration Shares                 --           561,352           561,352
  Class A Shares                 3,552,167                --         1,756,917
Net Asset Value Per Share
  Institutional Shares                  --              9.79              9.79
  Administration Shares                 --              9.79              9.79
  Class A Shares                      4.84                --              9.79
-------------------------------------------------------------------------------

    The total amount of capital loss carryforward brought on to the books of the GS Adjustable Rate Government Agency Fund due to these reorganizations was approximately $3,154,000.

    For the period ended October 31, 1994, $15.9 million of the GS Core Fixed Income Fund shareholder subscriptions were made through in-kind contributions of securities.

    As of October 31, 1995, the Goldman, Sachs & Co. Employees Profit Sharing and Retirement Income Plan and the Goldman Sachs Asset Management Retirement Plan were the beneficial owners of approximately 31% of the outstanding shares of the GS Short-Term Government Agency Fund.

11. Certain Reclassifications

    In accordance with Statement of Position 93-2, the GS Adjustable Rate Government Agency Fund, GS Short-Term Government Agency Fund, GS Short Duration Tax-Free Fund and GS Core Fixed Income Fund have reclassified $29,381, $36,485, $22,673 and $25,547, respectively, from paid-in capital to accumulated undistributed net investment income. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Funds' capital accounts on a tax basis.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period
-------------------------------------------------------------------------------

                                       Income (loss) from investment operations                Distributions to shareholders
                                ---------------------------------------------------------  --------------------------------------
                                              Net realized     Net realized
                                             and unrealized   and unrealized     Total                   From net
                                              gain (loss)      gain (loss)       income                realized gain
                     Net asset               on investment,    on foreign        (loss)                on investment,   In excess
                     value at      Net        option and        currency          from      From net      option         of net
                     beginning  investment     futures          related        investment  investment   and futures    investment
                     of period    income     transactions     transactions     operations    income    transactions      income
                     ------------------------------------------------------------------------------------------------------------
                                                    GS Adjustable Rate Government Agency Fund
---------------------------------------------------------------------------------------------------------------------------------
For the Years Ended October 31,
-------------------------------
1995-Institutional
    Shares...........  $ 9.74   $0.5630/(c)/   $0.0717/(c)/         -          $0.6347(c)   $(0.5759)     $  --         $(0.0287)
1995-Administration
    Shares...........    9.74    0.5366/(c)/    0.0737/(c)/         -           0.6103(c)    (0.5528)        --          (0.0275)
1995-Class A
    Shares/(d)/......    9.79    0.2721/(c)/  (0.0090)/(c)/         -           0.2631(c)    (0.2697)        --          (0.0134)
1994-Institutional
    Shares...........   10.00    0.4341/(c)/  (0.2455)/(c)/         -           0.1886(c)    (0.4486)        --          --
1994-Administration
    Shares...........   10.00    0.4211/(c)/  (0.2572)/(c)/         -           0.1639(c)    (0.4239)        --          --
1993-Institutional
    Shares...........   10.04    0.4397       (0.0376)/(a)/         -           0.4021       (0.4397)        --          (0.0024)
1993-Administration
    Shares/(f)/......   10.02    0.2146       (0.0173)/(a)/         -           0.1973       (0.2146)      0.0000        (0.0027)
1992-Institutional
    Shares...........   10.03    0.5599       (0.0029)/(a)          -           0.5570       (0.5470)        --          --

For the Period July 17, 1991/(g)/through October 31,
----------------------------------------------------
1991-Institutional
    Shares...........   10.00    0.1531        0.0322/(a)/          -           0.1853       (0.1553)        --          --

                         Distributions to shareholders
                     -------------------------------------
                      In excess of                                                                                   Ratio of
                      net realized                              Net                                                    net
                        gain on                               increase                                  Ratio of    investment
                      investment,   From        Total        (decrease)       Net asset                    net       income
                      option and    paid     distributions     in net         value at                  expenses     (loss)
                       futures       in          to            asset           end of      Total       to average   to average
                     transactions  capital   shareholders      value           period    return/(b)/   net assets   net assets
                     -----------------------------------------------------------------------------------------------------------
For the Years Ended October 31,
-------------------------------
1995-Institutional
    Shares...........    $ --      $ --        $(0.6046)       $ 0.0301        $ 9.77       6.75%        0.46%       5.77%
1995-Administration
    Shares...........      --        --         (0.5803)         0.0300          9.77       6.48         0.71        5.50
1995-Class A
    Shares/(d)/......      --        --         (0.2831)        (0.0200)         9.77       2.74         0.69/(e)/   5.87/(e)/
1994-Institutional
    Shares...........      --        --         (0.4486)        (0.2600)         9.74       1.88         0.46        4.38
1994-Administration
    Shares...........      --        --         (0.4239)        (0.2600)         9.74       1.63         0.71        4.27
1993-Institutional
    Shares...........      --        --         (0.4421)        (0.0400)        10.00       4.13         0.45        4.36
1993-Administration
    Shares/(f)/......      --        --         (0.2173)        (0.0200)        10.00       2.01/(k)/    0.70/(e)/   3.81/(e)/
1992-Institutional
    Shares...........      --        --         (0.5470)         0.0100         10.04       6.12         0.42        5.61

For the Period July 17, 1991/(g)/through October 31,
----------------------------------------------------
1991-Institutional
    Shares...........      --        --         (0.1553)         0.0300         10.03       2.14(k)      0.20/(e)/   7.31/(e)/

                                                    Ratios assuming
                                                  no voluntary waiver
                                                      of fees or
                                                  expense limitations
                                                 -----------------------
                                                               Ratio of
                                       Net                       net
                                      assets                  investment
                                      at end      Ratio of     income
                        Portfolio      of         expenses     (loss)
                        turnover      period     to average   to average
                        rate/(j)/    (in 000s)   net assets   net assets
                        ------------------------------------------------
For the Years Ended October 31,
-------------------------------
1995-Institutional
    Shares...........    24.12%     $  657,358     0.53%        5.70%
1995-Administration
    Shares...........    24.12           3,572     0.78         5.43
1995-Class A
    Shares/(d)/......    24.12          15,203     1.01/(e)/    5.55/(e)/
1994-Institutional
    Shares...........    37.81         942,523     0.49         4.35
1994-Administration
    Shares...........    37.81           6,960     0.74         4.24
1993-Institutional
    Shares...........   103.74       2,760,871     0.48         4.33
1993-Administration
    Shares/(f)/......   103.74           5,326     0.73/(e)/    3.78/(e)/
1992-Institutional
    Shares...........   286.40       2,145,064     0.55         5.48

For the Period July 17, 1991/(g)/through October 31,
----------------------------------------------------
1991-Institutional
    Shares...........   145.67/(e)/    239,642     1.02(e)      6.49/(e)/

The accompanying notes are an integral part of these financial statements.

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period
-------------------------------------------------------------------------------

                                       Income (loss) from investment operations                Distributions to shareholders
                                ---------------------------------------------------------  --------------------------------------
                                              Net realized     Net realized
                                             and unrealized   and unrealized     Total                   From net
                                              gain (loss)      gain (loss)       income                realized gain
                     Net asset               on investment,    on foreign        (loss)                on investment,   In excess
                     value at      Net        option and        currency          from      From net      option         of net
                     beginning  investment     futures          related        investment  investment   and futures    investment
                     of period    income     transactions     transactions     operations    income    transactions      income
                     ------------------------------------------------------------------------------------------------------------
                                                     GS SHORT-TERM GOVERNMENT AGENCY FUND
---------------------------------------------------------------------------------------------------------------------------------
For the Years Ended October 31,
-------------------------------
1995-Institutional
    Shares...........  $ 9.64    $0.6652/(c)/  $ 0.1666/(c)/     $ --          $0.8318/(c)/  $(0.6518)   $--           $--
1995-Administration
    Shares...........    9.64     0.2384/(c)/   (0.0433)/(c)/      --           0.1951/(c)/   (0.2051)    --            --
1994-Institutional
    Shares...........   10.14     0.5628/(c)/   (0.4592)/(c)/      --           0.1036/(c)/   (0.5598)    (0.0438)      --
1994-Administration
    Shares...........   10.14     0.5329/(c)/   (0.4539)/(c)/      --           0.0790/(c)/   (0.5352)    (0.0438)      --
1993-Institutional
    Shares...........   10.16     0.5627        (0.0135)/(a)/      --           0.5492        (0.5627)    --            (0.0065)
1993-Administration
    Shares/(f)/......   10.23     0.2725        (0.0900)/(a)/      --           0.1825        (0.2725)    --            --
1992-Institutional
    Shares...........   10.22     0.6703        (0.0600)/(a)/      --           0.6103        (0.6703)    --            --
1991-Institutional
    Shares...........   10.00     0.8020         0.2200/(a)/       --           1.0220        (0.8020)    --            --
1990-Institutional
    Shares...........   10.07     0.8300        (0.0700)/(a)/      --           0.7600        (0.8300)    --            --
1989-Institutional
    Shares...........   10.10     0.8800        --                 --           0.8800        (0.8800)    --            --

For the Period August 15, 1988/(g)/through October 31,
------------------------------------------------------
1988-Institutional
    Shares...........   10.00     0.1800         0.1000/(a)/       --           0.2800        (0.1800)    --            --

                      In excess of                                                                                   Ratio of
                      net realized                              Net                                                    net
                        gain on                               increase                                  Ratio of    investment
                      investment,   From        Total        (decrease)     Net asset                      net       income
                      option and    paid     distributions     in net       value at                    expenses     (loss)
                       futures       in          to            asset         end of        Total       to average   to average
                     transactions  capital   shareholders      value         period      return/(b)/   net assets   net assets
                     -----------------------------------------------------------------------------------------------------------
For the Years Ended October 31,
-------------------------------
1995-Institutional
    Shares...........  $ --          $--       $(0.6518)     $ 0.1800       $ 9.82         8.97%         0.45%        6.87%
1995-Administration
    Shares...........    --           --        (0.2051)      (0.0100)        9.63/(h)/    2.10          0.70/(e)/    7.91/(e)/
1994-Institutional
    Shares...........    --           --        (0.6036)      (0.5000)        9.64         0.99          0.45         5.69
1994-Administration
    Shares...........    --           --        (0.5790)      (0.5000)        9.64         0.73          0.70         5.38
1993-Institutional
    Shares...........    --           --        (0.5692)      (0.0200)       10.14         5.55          0.45         5.46
1993-Administration
    Shares/(f)/......    --           --        (0.2725)      (0.0900)       10.14         1.74          0.70/(e)/    4.84/(e)/
1992-Institutional
    Shares...........    --           --        (0.6703)      (0.0600)       10.16         6.24          0.45         6.60
1991-Institutional
    Shares...........    --           --        (0.8020)       0.2200        10.22        10.93          0.45         8.25
1990-Institutional
    Shares...........    --           --        (0.8300)      (0.0700)       10.00         8.23          0.45         8.62
1989-Institutional
    Shares...........    --           (0.0300)  (0.9100)      (0.0300)       10.07         9.08          0.46         8.71

For the Period August 15, 1988/(g)/through October 31,
------------------------------------------------------
1988-Institutional
    Shares...........    --           --        (0.1800)       0.1000        10.10         3.30          0.55/(e)/    8.55/(e)/

                                                    Ratios assuming
                                                  no voluntary waiver
                                                      of fees or
                                                  expense limitations
                                                 -----------------------
                                                               Ratio of
                                       Net                       net
                                      assets                  investment
                                      at end      Ratio of     income
                        Portfolio      of         expenses     (loss)
                        turnover      period     to average   to average
                        rate/(j)/    (in 000s)   net assets   net assets
                        ------------------------------------------------
For the Years Ended October 31,
-------------------------------
1995-Institutional
    Shares...........    292.56%    $103,760       0.72%        6.60%
1995-Administration
    Shares...........    292.56           --       0.90/(e)/    7.71/(e)/
1994-Institutional
    Shares...........    289.79      193,095       0.59         5.55
1994-Administration
    Shares...........    289.79          730       0.84         5.24
1993-Institutional
    Shares...........    411.66      359,708       0.64         5.31
1993-Administration
    Shares/(f)/......    411.66       16,490       0.80/(e)/    4.74/(e)/
1992-Institutional
    Shares...........    216.07      277,927       0.69         6.36
1991-Institutional
    Shares...........    155.44      158,848       0.79         7.91
1990-Institutional
    Shares...........    173.21       68,995       0.95         8.12
1989-Institutional
    Shares...........    137.37       31,015       1.39         7.78

For the Period August 15, 1988/(g)/through October 31,
------------------------------------------------------
1988-Institutional
    Shares...........    167.00(e)    39,052       1.42/(e)/    7.68/(e)/

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period
-------------------------------------------------------------------------------


                                       Income (loss) from investment operations                Distributions to shareholders
                                ---------------------------------------------------------  --------------------------------------
                                              Net realized     Net realized
                                             and unrealized   and unrealized     Total                   From net
                                              gain (loss)      gain (loss)       income                realized gain
                     Net asset               on investment,    on foreign        (loss)                on investment,   In excess
                     value at      Net        option and        currency          from      From net      option         of net
                     beginning  investment     futures          related        investment  investment   and futures    investment
                     of period    income     transactions     transactions     operations    income    transactions      income
                     ------------------------------------------------------------------------------------------------------------
                                                            GS Short Duration Tax-Free Fund
---------------------------------------------------------------------------------------------------------------------------------
For the Years Ended October 31,
-------------------------------
1995-Institutional
    Shares...........  $ 9.79    $0.4235/(c)/  $0.1500/(c)/      $ --         $0.5735/(c)/  $(0.4235)      $--         $ --
1995-Administration
    Shares...........    9.79     0.3989/(c)/   0.1500/(c)/        --          0.5489/(c)/   (0.3989)       --           --
1995-Service Shares..    9.79     0.3744/(c)/   0.1600/(c)/        --          0.5344/(c)/   (0.3744)       --           --

1994-Institutional
    Shares...........   10.23     0.3787/(c)/  (0.3575)/(c)/       --          0.0212/(c)/   (0.3787)       (0.0825)     --
1994-Administration
    Shares...........   10.23     0.3537/(c)/  (0.3575)/(c)/       --         (0.0038)/(c)/  (0.3537)       (0.0825)     --
1994-Service
    Shares/(i)/......    9.86     0.0475/(c)/  (0.0700)/(c)/       --         (0.0225)/(c)/  (0.0475)       --           --

1993-Institutional
    Shares...........    9.93     0.3834        0.3000/(a)/        --          0.6834        (0.3834)       --           --
1993-Administration
    Shares/(i)/......   10.16     0.1555        0.0720/(a)/        --          0.2275        (0.1555)       --           --

For the Period October 1, 1992/(g)/through October 31,
------------------------------------------------------
1992-Institutional
    Shares...........   10.00     0.0341       (0.0700)/(a)/       --         (0.0359)       (0.0341)       --           --

                      In excess of                                                                                   Ratio of
                      net realized                              Net                                                    net
                        gain on                               increase                                  Ratio of    investment
                      investment,   From        Total        (decrease)     Net asset                      net       income
                      option and    paid     distributions     in net       value at                    expenses     (loss)
                       futures       in          to            asset         end of        Total       to average   to average
                     transactions  capital   shareholders      value         period      return/(b)/   net assets   net assets
                     -----------------------------------------------------------------------------------------------------------
For the Years Ended October 31,
-------------------------------
1995-Institutional
    Shares...........   $ --       $ --        $(0.4235)     $ 0.1500       $ 9.94         5.98%          0.45%        4.31%
1995-Administration
    Shares...........     --         --         (0.3989)       0.1500         9.94         5.76           0.70         4.14
1995-Service Shares..     --         --         (0.3744)       0.1600         9.95         5.59           0.95         3.87

1994-Institutional
    Shares...........     --         --         (0.4612)      (0.4400)        9.79         0.17           0.45         3.74
1994-Administration
    Shares...........     --         --         (0.4362)      (0.4400)        9.79        (0.11)          0.70         3.51
1994-Service
    Shares/(i)/......     --         --         (0.0475)      (0.0700)        9.79        (0.32)/(k)/     0.95/(e)/    4.30/(e)/

1993-Institutional
    Shares...........     --         --         (0.3834)       0.3000        10.23         7.03           0.41         3.70
1993-Administration
    Shares/(i)/......     --         --         (0.1555)       0.0720        10.23         2.28/(k)/      0.70/(e)/    3.32/(e)/

For the Period October 1, 1992/(g)/ through October 31,
-------------------------------------------------------
1992-Institutional
    Shares...........     --         --         (0.0341)      (0.0700)        9.93        (0.34)/(k)/     0.05/(e)/    4.58/(e)/

                                                    Ratios assuming
                                                  no voluntary waiver
                                                      of fees or
                                                  expense limitations
                                                 -----------------------
                                                               Ratio of
                                       Net                       net
                                      assets                  investment
                                      at end      Ratio of     income
                        Portfolio      of         expenses     (loss)
                        turnover      period     to average   to average
                        rate/(j)/    (in 000s)   net assets   net assets
                        ------------------------------------------------
For the Years Ended October 31,
-------------------------------
1995-Institutional
    Shares...........   259.52%      $ 58,389      0.77%         3.99%
1995-Administration
    Shares...........   259.52             46      1.02          3.82
1995-Service Shares..   259.52            454      1.27          3.55
1994-Institutional
    Shares...........   354.00         83,704      0.61          3.58
1994-Administration
    Shares...........   354.00          3,866      0.86          3.35
1994-Service
    Shares/(i)/......   354.00             44      1.11/(e)/     4.14/(e)/
1993-Institutional
    Shares...........   404.60        115,803      1.06          3.05
1993-Administration
    Shares/(i)/......   404.60            911      1.07/(e)/     2.95/(e)/

For the Period October 1, 1992/(g)/ through October 31,
-------------------------------------------------------
1992-Institutional
    Shares...........    31.19/(k)/    14,601      2.68/(e)/     1.95/(e)/

Goldman Sachs Trust
-------------------------------------------------------------------------------
Financial Highlights (continued)
Selected Data for a Share Outstanding Throughout Each Period

-------------------------------------------------------------------------------


                                       Income (loss) from investment operations                Distributions to shareholders
                                ---------------------------------------------------------  --------------------------------------
                                              Net realized     Net realized
                                             and unrealized   and unrealized     Total                   From net
                                              gain (loss)      gain (loss)       income                realized gain
                     Net asset               on investment,    on foreign        (loss)                on investment,   In excess
                     value at      Net        option and        currency          from      From net      option         of net
                     beginning  investment     futures          related        investment  investment   and futures    investment
                     of period    income     transactions     transactions     operations    income    transactions      income
                     ------------------------------------------------------------------------------------------------------------
                                                               GS Core Fixed Income Fund
---------------------------------------------------------------------------------------------------------------------------------
For the Year Ended October 31,
------------------------------
1995-Institutional
    Shares...........  $ 9.24    $0.6423        $ 0.7610           $ --          $ 1.4033     $(0.6433)      $ --          $ --

For the Period January 5, 1994/(g)/ through October 31,
-------------------------------------------------------
1994-Institutional
    Shares...........   10.00     0.4648         (0.7617)            --           (0.2969)     (0.4648)        --            --

                      In excess of                                                                                   Ratio of
                      net realized                              Net                                                    net
                        gain on                               increase                                  Ratio of    investment
                      investment,   From        Total        (decrease)     Net asset                      net       income
                      option and    paid     distributions     in net       value at                    expenses     (loss)
                       futures       in          to            asset         end of        Total       to average   to average
                     transactions  capital   shareholders      value         period      return/(b)/   net assets   net assets
                     -----------------------------------------------------------------------------------------------------------
For the Year Ended October 31,
------------------------------
1995-Institutional
    Shares...........    $ --       $ --       $(0.6433)     $ 0.7600       $10.00         15.72%          0.45%       6.56%

For the Period January 5, 1994/(g)/ through October 31,
-------------------------------------------------------
1994-Institutional
    Shares...........      --         --        (0.4648)      (0.7617)        9.24         (3.00)          0.45/(e)/   6.48/(e)/

                                                    Ratios assuming
                                                  no voluntary waiver
                                                      of fees or
                                                  expense limitations
                                                 -----------------------
                                                               Ratio of
                                       Net                       net
                                      assets                  investment
                                      at end      Ratio of     income
                        Portfolio      of         expenses     (loss)
                        turnover      period     to average   to average
                        rate/(j)/    (in 000s)   net assets   net assets
                        ------------------------------------------------
For the Year Ended October 31,
------------------------------
1995-Institutional
    Shares...........     383.26%    $55,502       0.96%         6.05%

For the Period January 5, 1994/(g)/ through October 31,
-------------------------------------------------------
1994-Institutional
    Shares...........     288.25      24,508       1.46/(e)/     5.47/(e)/

------------------
(a) Includes the balancing effect of calculating per share amounts.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period. For Class A shares only, total return would be reduced if a sales charge were taken into account.
(c) Calculated based on the average shares outstanding methodology.
(d) Class A shares commenced operations on May 15, 1995.
(e) Annualized.
(f) Administration share activity commenced on April 15, 1993.
(g) Commencement of operations.
(h) GS Short-Term Government Agency Administration shares were redeemed in full on February 23, 1995. Amount shown represents net asset value on February 23, 1995.
(i) Administration and service share activity commenced on May 20, 1993 and September 20, 1994, respectively.
(j) Includes the effect of mortgage dollar roll transactions.
(k) Not annualized.

-------------------------------------------------------------------------------
Report of Independent Public Accountants

-------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of the GS Adjustable Rate Government Agency Fund, GS Short-Term Government Agency Fund, GS Short Duration Tax-Free Fund and GS Core Fixed Income Fund:

  We have audited the accompanying statements of assets and liabilities of the GS Adjustable Rate Government Agency Fund, GS Short-Term Government Agency Fund, GS Short Duration Tax-Free Fund and GS Core Fixed Income Fund (portfolios of Goldman Sachs Trust, a Massachusetts Business Trust) including the statements of investments, as of October 31, 1995, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the GS Adjustable Rate Government Agency Fund, GS Short-Term Government Agency Fund, GS Short Duration Tax-Free Fund and GS Core Fixed Income Fund as of October 31, 1995, the results of their operations and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                        Arthur Andersen LLP

Boston, Massachusetts
December 8, 1995

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                                       44

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                                       45

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                                       46

-------------------------------------------------------------------------------
This Annual Report is authorized for distribution to prospective investors only when preceded or accompanied by a Goldman Sachs Trust Institutional Funds Prospectus which contains facts concerning each Fund's objectives and policies, management, expenses and other information.
-------------------------------------------------------------------------------

The Goldman Sachs
Fixed Income
Portfolios

Annual Report
October 31, 1995

[                        ]

GS Adjustable Rate Government Agency Fund
GS Short-Term Government Agency Fund
GS Short Duration Tax-Free Fund
GS Core Fixed Income Fund




Goldman Sachs
1 New York Plaza
New York, NY 10004





Trustees
Paul C. Nagel, Jr., Chairman
Ashok N. Bakhru
Marcia L. Beck
David B. Ford
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel


Officers
Marcia L. Beck, President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
Pauline Taylor, Vice President
Scott M. Gilman, Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary


Goldman Sachs
Investment Adviser, Administrator,
Distributor and Transfer Agent

GST/AR/1095(INST)
===============================================================================